Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

The George
Putnam Fund
of Boston

7 | 31 | 05

Annual Report

[SCALE LOGO OMITTED]

PUTNAM INVESTMENTS

[GRAPHIC OMITTED: STAMPS]

VALUE FUNDS

look for stocks that have
been overlooked by
other investors and that
may be selling for less
than their true worth.

What makes Putnam different?

[GRAPHIC OMITTED: FOUNDER]

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

[GRAPHIC OMITTED: SIGNATURE, JUSTICE SAMUEL PUTNAM 1830]

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing
what's right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.


The George
Putnam Fund
of Boston

7 | 31 | 05

Annual Report

Message from the Trustees                            2
About the fund                                       4
Report from the fund managers                        7
Performance                                         13
Expenses                                            16
Portfolio turnover                                  18
Risk                                                19
Your fund's management                              20
Terms and definitions                               23
Trustee approval of management contract             25
Other information for shareholders                  30
Financial statements                                31
Federal tax information                             99
Brokerage commissions                              100
About the Trustees                                 101
Officers                                           107

Cover photograph: Postage stamps, private collection [c] White-Packert
Photography


Message from the Trustees

Dear Fellow Shareholder

During the period ended July 31, 2005, the stock market has continued to show confidence in the strength of the economy and corporate profits, even as the Federal Reserve Board's more restrictive monetary policy, along with high energy prices, has begun to influence the performance of bonds and the pace of expansion. Abroad, stocks have performed even better than in the United States, despite weaker economic growth in most developed markets. However, the recent strength of the U.S. dollar against foreign currencies partially offset the effects of these gains. And in the last three weeks, investors have just begun to assess the magnitude of Hurricane Katrina's impact and how it will affect the U.S. economy. Amid the uncertainties of this environment, the in-depth, professional research and active management that mutual funds can provide make them an intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 25 we provide information about the 2005 approval by the Trustees of your fund's management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund's Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund's management team discuss the fund's performance, strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

/S/GEORGE PUTNAM, III

George Putnam, III
President of the Funds

/S/JOHN A. HILL

John A. Hill
Chairman of the Trustees

September 21, 2005

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM, III AND JOHN A. HILL]

The George Putnam Fund of Boston: providing the benefits of balanced investing for nearly 70 years

Your fund launched in 1937 when George Putnam, a Boston investment manager, decided to start a fund with an innovative approach -- a balance of stocks to seek capital appreciation and bonds to help provide current income. The original portfolio featured industrial stocks, such as U.S. Smelting, Refining, & Mining Co., and railroad bonds.

This balanced approach made sense then, and continues to make sense now. In the late 1930s, the stock market experienced dramatic swings as businesses struggled to recover from the Great Depression and as the shadow of war began to spread across Europe and Asia. Today, global political and economic uncertainties also challenge investors.

Although the fund has experienced volatility at times, its balance has kept it on course. When stocks were weak, the fund's bonds helped results. Similarly, stocks have often provided leadership when bonds were hurt by rising interest rates or inflation.

In a letter to shareholders dated July 12, 1938, George Putnam articulated the balanced strategy: "Successful investing calls not so much for some clairvoyant ability to read the future as for the courage to stick to tested, common sense policies in the face of the unreliable emotional stresses and strains that constantly sweep the market place." Putnam remains committed to this prudent approach to investing today.

The fund may have a significant portion of its holdings in bonds, which are subject to certain risks including interest-rate, credit, and inflation risks. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds.

The fund may invest some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Over seven eventful decades, the fund's balance of stocks and bonds has served shareholders by providing income and building wealth.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

Growth of a $10,000 investment ($9,475 after sales charge) since fund inception, 11/5/37, through 6/30/05

Plotted on a logarithmic scale so that comparable percentage changes appear similar

                  $9,475        $4,151,653
                                  9.32%
                             annualized return
                                  at POP

[GRAPHICS OMITTED: WWII STATUE, TV, HAWAIIAN LADY, MAN ON MOON, GAS PUMP, SPACE SHUTTLE, BERLIN WALL, ARMY TANK]

1941
U.S. enters WWII

1951
Color TV  introduced in the U.S.

1955
First polio vaccine   developed

1959
Hawaii becomes 50th U.S. state

1969
Astronauts land on the moon

1973
Oil embargo leads to record high oil prices and gas rationing

1981
First space shuttle launched

1989
Collapse of Berlin Wall

1993
First Web browser introduced

2000
Nasdaq peaks over 5000

2003
Iraq War begins

---------------------------------------------------------------
ANNUALIZED TOTAL RETURN PERFORMANCE

Class A shares                                            POP
---------------------------------------------------------------
Life of fund
(inception 11/5/37)                                      9.32%
---------------------------------------------------------------
10 years                                                 7.95
---------------------------------------------------------------
5 years                                                  4.35
---------------------------------------------------------------
1 year                                                   1.97


Data is historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit www.putnam.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A shares reflect a sales charge of 5.25%. Returns for other classes of shares may vary. A short-term trading fee of up to 2% may apply. The period illustrated is longer than the investment horizon of many investors.

The George Putnam Fund of Boston seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income. The fund targets attractively priced stocks of large, established, dividend-paying companies that the management team believes are poised to experience positive change and improved financial performance. The bond portion is a diversified mix of mainly investment-grade securities. The fund may be appropriate for investors seeking current income and long-term growth from a balanced investment.

------------------------------------------------------------------------------
Highlights

* For the 12 months ended July 31, 2005, The George Putnam Fund of Boston's class A shares returned 10.89% without sales charges.

* Over the same period, the fund's equity benchmark, the S&P 500/Barra Value Index, returned 16.90%. The fund's bond benchmark, the Lehman Aggregate Bond Index, returned 4.79% over the same period.

* The fund's custom blended benchmark, intended to provide a suitable performance target for a balanced fund, is made up of 60% S&P 500/Barra Value Index and 40% Lehman Aggregate Bond Index. It returned 12.07% for the period.

* The average return for the fund's Lipper category, Balanced Funds, was 11.18%.

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

------------------------------------------------------------------------------
Performance

Total return for class A shares for periods ended 7/31/05

Since the fund's inception (11/5/37), its average annual return is 9.42% at NAV and 9.33% at POP. The period since the fund's inception is longer than the investment horizon of many investors.

------------------------------------------------------------------------
             Annualized average return        Cumulative return
                NAV            POP            NAV            POP
------------------------------------------------------------------------
10 years       8.52%          7.94%        126.55%        114.60%
------------------------------------------------------------------------
5 years        5.92           4.78          33.29          26.33
------------------------------------------------------------------------
1 year        10.89           5.05          10.89           5.05
------------------------------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.


Report from the fund managers

The year in review

Both the U.S. stock and bond markets posted gains for the year ended July 31, 2005. The environment was favorable for value-oriented investments, which are a focus of your fund. However, the market also favored lower-yielding, smaller-capitalization stocks, which typically are not a key element of your fund's conservative strategy. Your fund's custom-blended benchmark includes some smaller-cap stocks, which explains the fund's slight underperformance (based on results at net asset value) relative to this benchmark. The fund's results at NAV were also slightly behind the average return for its peer group, Lipper Balanced Funds. We believe this reflects the fund's greater exposure to bonds and its higher interest-rate sensitivity. These factors were not helpful when bond markets had negative returns in July. As might be expected from a balanced portfolio, the fund underperformed its all-stock benchmark and outperformed its all-bond benchmark (again, based on results at net asset value).

Market overview

During the period, investor concerns focused on the high costs of energy and other commodities, the direction of short- and long-term interest-rates, and the emergence of China as a major force influencing world markets. As of the end of the reporting period, the federal funds rate, which is the rate at which banks borrow from each other overnight, had increased a full 2.25% from its level on June 30, 2004, when the Federal Reserve Board began its tightening policy. The yield on the 2-year Treasury note increased from 2.7% to 4.0% over the period. Businesses enjoyed strong revenue growth, healthier balance sheets, and abundant free cash flows, yet remained conservative in their capital spending. Consumers, on the other hand, continued to take on more debt, encouraged, perhaps, by persistently low long-term interest rates. The yield on 10-year Treasury bonds actually declined from 4.5% to 4.3% in the year ended July 31, 2005.

In the United States, the best-performing sectors included energy and utilities. Utilities stocks offered attractive yields and a less expensive way to gain exposure to the energy companies. The transportation sector benefited from strong demand from businesses. Strength in the consumer staples sector reflected ongoing consumer confidence and robust spending. Weaker sectors included telecommunications and basic materials, particularly steel, aluminum, chemicals, and paper, which had enjoyed strong performance earlier in the fiscal year.

Both the stock and bond markets experienced a fair amount of volatility. Value stocks continued to outpace growth stocks. Large-cap stocks lagged for most of the period, but edged ahead of small caps in March and April. Corporate bonds fared well, despite recent volatility, primarily in the auto sector. In general, mortgage-backed securities steadily outperformed Treasuries, with even greater strength in commercial mortgage-backed securities and certain asset-backed securities.

Strategy overview

Our views regarding the capital markets and the economy did not change in the second half of the fiscal year, so we saw no need to adjust the fund's strategy. Asset allocation remained at 60% stocks, 35% bonds, and 5% cash. The portfolio remained positioned to benefit from an increase in corporate spending, because we believe that businesses have sufficient cash flows to invest in upgrades and improvements. Though we expected consumer spending to wane, that did not occur during the last six months. However, we believe the point at which consumers will begin to tighten their belts is now significantly closer.

----------------------------------------------------------------------------
Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/05.

----------------------------------------------------------------------------
Equities
----------------------------------------------------------------------------
S&P 500/Barra Value Index (large-company value stocks)               16.90%
----------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)              22.58%
----------------------------------------------------------------------------
Russell 2000 Value Index (small-company value stocks)                26.72%
----------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                            16.20%
----------------------------------------------------------------------------
Bonds
----------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                       4.79%
----------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield corporate
bonds)                                                               10.37%
----------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                           4.39%
----------------------------------------------------------------------------


Relative to the benchmark, the portfolio had greater weightings in the technology sector and in media, specifically cable. We believe that cable companies, now offering voice-over-internet services, are poised to win customers away from traditional telephone service providers. Utilities stocks had been strong performers and became a bit overpriced in our opinion. We consequently have maintained an underweight in that sector.

The bond portfolio emphasized asset-backed securities, commercial mortgage-backed securities, and Treasuries to a greater degree than its benchmark. It was also largely underweighted in government agency bonds and corporate bonds. By significantly underweighing bonds from the auto sector, we were able to benefit, in relative terms, from the downgrading of Ford and GM debt. However, our underweighted position in corporate bonds detracted from returns, as this sector had strong performance overall.


----------------------------------------------------------------------------
Portfolio composition comparison

This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

                             as of 1/31/05      as of 7/31/05

Common stocks                    58.6%               59.7%
---------------------------------------------------------------------------
U.S. government and
agency securities                17.8%               12.6%
---------------------------------------------------------------------------
Collateralized
mortgage obligations              6.2%               10.4%
---------------------------------------------------------------------------
Asset-backed
securities                        8.9%               10.1%
---------------------------------------------------------------------------
Short-term
investments                      16.2%                8.4%
---------------------------------------------------------------------------
Corporate bonds                   6.6%                5.5%
---------------------------------------------------------------------------
Convertible
preferred stocks                  0.7%                0.7%
---------------------------------------------------------------------------
Other                             0.2%                0.2%
---------------------------------------------------------------------------
U.S. Treasury
obligations                       0.4%                0.1%
---------------------------------------------------------------------------


Your fund's holdings

For the annual period, the greatest positive contributor to relative results was the fund's limited exposure to Merck, the pharmaceutical manufacturer whose arthritis medication, Vioxx, was found to be linked to heart disease. We had a relatively small position for a short period of time before eliminating it altogether. This worked to our advantage since the stock price fell precipitously after the negative news. Likewise, not owning shares of Ford helped, as the company struggled with lackluster auto sales and a credit-rating downgrade. In fact, we had limited exposure to the auto industry overall because the fundamentals did not appear to be attractive. The fund's position in Office Depot, the office supplies store, contributed positively to results during the period. We established the position when shares were out of favor due to a lack of confidence in management's competitive strategies and its ability to execute a turnaround. A new CEO with proven talent and experience in merchandising was installed. The market eagerly embraced the management change and the stock price rebounded significantly. Marathon Oil is an integrated oil company, which means it is involved in exploration and production as well as marketing and distribution of energy. In a period of rising commodity prices, stocks of such companies have generally rewarded investors. We selected Marathon because we believe its management is very focused on becoming more efficient and profitable, and its portfolio of "upstream" assets, i.e., wells and oil fields, seems to have good prospects. We expect the company will enhance its rate of production in coming years. For many of the same reasons, we also own shares of another integrated oil company, Amerada Hess. Both of these stocks performed well during the period.

---------------------------------------------------------------------------
Top equity holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 7/31/05. The fund's holdings will change over time.

---------------------------------------------------------------------------
Holding (percent of fund's
net assets)                                        Industry
---------------------------------------------------------------------------
ExxonMobil Corp. (3.2%)                            Oil and gas
---------------------------------------------------------------------------
Citigroup, Inc. (2.3%)                             Banking
---------------------------------------------------------------------------
ChevronTexaco Corp. (2.1%)                         Oil and gas
---------------------------------------------------------------------------
Bank of America Corp. (2.0%)                       Banking
---------------------------------------------------------------------------
Pfizer, Inc. (1.9%)                                Pharmaceuticals
---------------------------------------------------------------------------
Altria Group, Inc. (1.5%)                          Tobacco
---------------------------------------------------------------------------
Tyco International, Ltd. (Bermuda) (1.2%)          Conglomerates
---------------------------------------------------------------------------
U.S. Bancorp (1.2%)                                Banking
---------------------------------------------------------------------------
Hewlett-Packard Co. (1.1%)                         Computers
---------------------------------------------------------------------------
IBM Corp. (1.1%)                                   Computers
---------------------------------------------------------------------------


In any diversified portfolio, there will be stocks that disappoint, and stock selection decisions that are regrettable. Our decision not to own shares of Conoco Phillips hurt relative returns, as the stock performed very well during the period. Our analysis had led us to other stocks within the energy sector that we felt were better suited for the portfolio. Our relatively large position in Tyco International has been a positive contributor for several quarters. However, the company's Fire and Safety Division missed its earnings target for the second quarter of 2005, and this caused the stock price to tumble. A certain amount of volatility is to be expected as a company executes a turnaround, and our view of the company's long-term prospects remains very favorable. Our position in mortgage reseller Fannie Mae dampened results during the period. The changing regulatory environment for this company and its cohort, Freddie Mac, is causing a lot of uncertainty. The share price is now extremely low in our opinion, and we believe there is an attractive opportunity for gain in the long run.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

Of special interest

The fund's Trustees voted to increase the dividend rate on class A shares of The George Putnam Fund of Boston by 28.2%, or $0.022 per share, effective May 19, 2005. The new dividend on class A shares is $0.10. Dividends on other share classes increased by the same dollar amount. As a balanced fund investing in large-cap value stocks and investment-grade bonds, the fund has benefitted from improving corporate earnings as well as an increasing interest-rate environment.

---------------------------------------------------------------------------
The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

We believe that the Fed may be nearing the end of its tightening policy, but think that more increases may be on the horizon for the remainder of this year. The bond portfolio is positioned defensively and emphasizes asset-backed securities and Treasuries, with relatively less exposure to corporate bonds. Though it appears we acted prematurely in positioning the portfolio for a fall-off in consumer discretionary spending, we continue to believe there will be a slowing in this area, and a concurrent rise in corporate spending. Corporate coffers are full and we anticipate a general rise in dividend payouts and share repurchasing programs, as well as in merger and acquisitions activity. The stock portfolio is positioned accordingly. The market's preference for riskier stocks has resulted in some very high-quality stocks being left on the table. As a result, we are seeing compelling opportunities, particularly among consumer staples stocks, to improve portfolio quality while also reducing risk. We are committed to our conservative strategy and to providing you with a consistent, dependable, and superior investment vehicle to help you pursue your goals.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. This fund may have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.


Your fund's performance

This section shows your fund's performance during its fiscal year, which ended July 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com.



---------------------------------------------------------------------------------------------------------
Fund performance

Total return for periods ended 7/31/05

----------------------------------------------------------------------------------------------------------
                     Class A              Class B             Class C             Class M        Class R
(inception dates)   (11/5/37)            (4/27/92)           (7/26/99)           (12/1/94)      (1/21/03)
----------------------------------------------------------------------------------------------------------
                   NAV       POP       NAV       CDSC      NAV       CDSC      NAV       POP       NAV
----------------------------------------------------------------------------------------------------------
Annual average
(life of fund)    9.42%     9.33%     8.39%     8.39%     8.60%     8.60%     8.66%     8.60%     9.15%
----------------------------------------------------------------------------------------------------------
10 years        126.55    114.60    110.35    110.35    110.22    110.22    115.79    108.21    121.02
Annual average    8.52      7.94      7.72      7.72      7.71      7.71      7.99      7.61      8.25
----------------------------------------------------------------------------------------------------------
5 years          33.29     26.33     28.47     26.47     28.44     28.44     30.05     25.48     31.68
Annual average    5.92      4.78      5.14      4.81      5.13      5.13      5.40      4.64      5.66
----------------------------------------------------------------------------------------------------------
1 year           10.89      5.05     10.17      5.16     10.14      9.14     10.39      6.51     10.63
----------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


-------------------------------------------------------------------------
Change in the value of a $10,00 investment ($9,475 after sales charge)

Cumulative total return from 7/31/95 to 7/31/05

                The George
                Putnam Fund                                        George
                of Boston        S&P 500/         Lehman           Putnam
                class A shares   Barra Value      Aggregate        Blended
                at POP           Index            Bond Index       Index

7/31/95           9,475           10,000           10,000           10,000
7/31/96          10,870           11,555           10,554           11,155
7/31/97          14,296           17,053           11,690           14,696
7/31/98          15,659           19,328           12,610           16,386
7/31/99          16,964           22,317           12,917           18,133
7/31/00          16,100           22,286           13,694           18,630
7/31/01          18,171           23,172           15,433           20,092
7/31/02          16,317           17,226           16,595           17,436
7/31/03          17,631           19,380           17,494           19,293
7/31/04          19,353           22,739           18,341           21,683
7/31/05         $21,460          $26,581          $19,219          $24,300

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $21,035 and $21,022, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $21,579 ($20,821 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $22,102. See first page of performance section for performance calculation method.

-------------------------------------------------------------------------
Comparative index returns

For periods ended 7/31/05
-------------------------------------------------------------------------
                                   Lehman     George
                     S&P 500/   Aggregate     Putnam         Lipper
                  Barra Value        Bond    Blended     Balanced Funds
                        Index       Index      Index    category average*
-------------------------------------------------------------------------
Annual average
(life of fund)             --+         --+        --+           --+
-------------------------------------------------------------------------
10 years               165.81%      92.19%    143.00%       112.37%
Annual average          10.27        6.75       9.28          7.68
-------------------------------------------------------------------------
5 years                 19.28       40.35      30.43         13.99
Annual average           3.59        7.01       5.46          2.47
-------------------------------------------------------------------------
1 year                  16.90        4.79      12.07         11.18
-------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 7/31/05, there were 606, 360, and 160 funds, respectively, in this Lipper category.

+ The benchmarks were not in existence at the time of the fund's inception.
  The S&P 500/Barra Value Index commenced 12/31/74. The Lehman Aggregate Bond Index commenced 12/31/75. The George Putnam Blended Index commenced 12/31/86. The Lipper Average commenced 12/31/59.



---------------------------------------------------------------------------------------
Fund price and distribution information

For the 12-month period ended 7/31/05

---------------------------------------------------------------------------------------
                        Class A        Class B   Class C       Class M        Class R
---------------------------------------------------------------------------------------
Distributions
(number)                   4              4         4              4             4
---------------------------------------------------------------------------------------
Income                  $0.3340        $0.2010   $0.2040        $0.2480        $0.3090
---------------------------------------------------------------------------------------
Capital gains             --              --        --             --            --
---------------------------------------------------------------------------------------
Total                   $0.3340        $0.2010   $0.2040        $0.2480        $0.3090
---------------------------------------------------------------------------------------
Share value:         NAV       POP        NAV       NAV       NAV       POP       NAV
---------------------------------------------------------------------------------------
7/31/04            $16.91    $17.85     $16.73    $16.81    $16.74    $17.35    $16.89
---------------------------------------------------------------------------------------
7/31/05             18.40     19.42      18.22     18.30     18.22      8.83*    18.36
---------------------------------------------------------------------------------------
Current return
(end of period)
---------------------------------------------------------------------------------------
Current dividend
rate 1              2.17%     2.06%     1.45%     1.46%      1.71%     1.66%     1.96%
---------------------------------------------------------------------------------------
Current 30-day
SEC yield 2         2.34      2.22      1.60      1.60       1.84      1.75      2.09
---------------------------------------------------------------------------------------


* Reflects a reduction in sales charges that took effect on April 1, 2005.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.



---------------------------------------------------------------------------------------------------------
Fund performance for most recent calendar quarter

Total return for periods ended 6/30/05

----------------------------------------------------------------------------------------------------------
                     Class A              Class B             Class C             Class M      Class R
(inception dates)   (11/5/37)            (4/27/92)           (7/26/99)           (12/1/94)    (1/21/03)
----------------------------------------------------------------------------------------------------------
                   NAV       POP       NAV       CDSC      NAV       CDSC      NAV       POP       NAV
----------------------------------------------------------------------------------------------------------
Annual average
(life of fund)    9.41%     9.32%     8.37%     8.37%     8.59%      8.59%    8.65%     8.59%     9.14%
----------------------------------------------------------------------------------------------------------
10 years        126.79    114.91    110.51    110.51    110.38     110.38   115.82    108.26    121.44
Annual average    8.53      7.95      7.73      7.73      7.72       7.72     8.00      7.61      8.27
----------------------------------------------------------------------------------------------------------
5 years          30.61     23.74     25.85     23.85     25.83      25.83    27.48     23.02     29.11
Annual average    5.49      4.35      4.71      4.37      4.70       4.70     4.98      4.23      5.24
----------------------------------------------------------------------------------------------------------
1 year            7.61      1.97      6.88      1.88      6.86       5.86     7.10      3.33      7.41
----------------------------------------------------------------------------------------------------------



Your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

----------------------------------------------------------------------------
Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in The George Putnam Fund of Boston from February 1, 2005, to July 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $4.70      $8.48      $8.48      $7.22      $5.96
----------------------------------------------------------------------------
Ending value
(after expenses)      $1,037.60  $1,034.60  $1,034.60  $1,035.40  $1,036.70
----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

----------------------------------------------------------------------------
Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2005, use the calculation method below. To find the value of your investment on February 1, 2005, go to www.putnam.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 02/01/2005 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

----------------------------------------------------------------------------
How to calculate the expenses you paid
----------------------------------------------------------------------------
                                                                    Total
Value of your                            Expenses paid            = expenses
investment on 2/1/05  [DIV]   $1,000  x  per $1,000                 paid
----------------------------------------------------------------------------
Example Based on a $10,000 investment in class A shares of your fund.
----------------------------------------------------------------------------
$10,000               [DIV]   $1,000  x $4.70 (see table above)   = $47.00
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Compare expenses using the SEC's method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

----------------------------------------------------------------------------
                         Class A    Class B     Class C   Class M    Class R
----------------------------------------------------------------------------
Expenses paid per
$1,000*                    $4.66      $8.40      $8.40      $7.15      $5.91
----------------------------------------------------------------------------
Ending value (after
expenses)              $1,020.18  $1,016.46  $1,016.46  $1,017.70  $1,018.94
----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

----------------------------------------------------------------------------
Compare expenses using industry averages

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

----------------------------------------------------------------------------
                                 Class A  Class B  Class C  Class M  Class R
----------------------------------------------------------------------------
Your fund's annualized
expense ratio+                      0.93%    1.68%    1.68%    1.43%    1.18%
----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group++       1.27%    2.02%    2.02%    1.77%    1.52%
----------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Simple average of the expenses of all front-end load funds in the fund's
   Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 6/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

----------------------------------------------------------------------------
Turnover comparisons

Percentage of holdings that change every year

----------------------------------------------------------------------------
                               2005     2004     2003      2002     2001
----------------------------------------------------------------------------
The George Putnam Fund
of Boston                      169%*    166%     121%+ ++  132%+    333%
----------------------------------------------------------------------------
Lipper Balanced Funds
category average                71%      71%      76%       78%      78%
----------------------------------------------------------------------------

 * Portfolio turnover excludes dollar roll transactions.

 + Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

++ Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

   Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 6/30/05.


Your fund's risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

----------------------------------------------------------------------------
Your fund's Overall Morningstar Risk

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of June 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

[GRAPHIC OMITTED: chart MORNINGSTAR RISK]

Fund's Overall
Morningstar Risk       0.80

U.S. stock
fund average           3.10

0%  INCREASING RISK    100%

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Your fund's management

Your fund is managed by the members of the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams. Jeanne Mockard is the Portfolio Leader of the fund. Michael Abata, Kevin Cronin, Jeffrey Knight, and Raman Srivastava are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the teams' management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnam.com.

----------------------------------------------------------------------------
Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is as of July 31, 2005, and July 31, 2004.



-------------------------------------------------------------------------------------------
                           $1 -    $10,001 -  $50,001 -  $100,001 -  $500,001 -  $1,000,001
                  Year  $0 $10,000 $50,000    $100,000   $500,000    $1,000,000  and over
------------------------------------------------------------------------------------------
Jeanne Mockard    2005                            *
-------------------------------------------------------------------------------------------
Portfolio Leader  2004                *
-------------------------------------------------------------------------------------------
Michael Abata     2005   *
-------------------------------------------------------------------------------------------
Portfolio Member  N/A
-------------------------------------------------------------------------------------------
Kevin Cronin      2005                            *
-------------------------------------------------------------------------------------------
Portfolio Member  2004                            *
-------------------------------------------------------------------------------------------
Jeffrey Knight    2005   *
-------------------------------------------------------------------------------------------
Portfolio Member  2004   *
-------------------------------------------------------------------------------------------
Raman Srivastava  2005                 *
-------------------------------------------------------------------------------------------
Portfolio Member  N/A
-------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 7/31/04.



----------------------------------------------------------------------------
Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $1,800,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officers of the teams and the Group Chief Investment Officers of the fund's broader investment categories for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

----------------------------------------------------------------------------
Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Jeanne Mockard is also a Portfolio Member of Putnam Equity Income Fund.

Michael Abata is also a Portfolio Leader of Putnam Classic Equity Fund and a Portfolio Member of Putnam New Value Fund.

Kevin Cronin is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of Putnam Equity Income Fund.

Jeffrey Knight is also a Portfolio Leader of Putnam Asset Allocation Funds, Putnam Income Strategies Fund, and Putnam RetirementReady[r] Funds.

Raman Srivastava is also a Portfolio Member of Putnam Income Fund.

Jeanne Mockard, Michael Abata, Kevin Cronin, Jeffrey Knight, and Raman Srivastava may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

----------------------------------------------------------------------------
Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended July 31, 2005, Portfolio Members Michael Abata and Raman Srivastava joined your fund's management team.

----------------------------------------------------------------------------
Fund ownership by Putnam's Executive Board

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of July 31, 2005, and July 31, 2004.

-------------------------------------------------------------------------------
                                     $1 -      $10,001 -   $50,001 -   $100,001
                         Year   $0   $10,000   $50,000     $100,000    and over
-------------------------------------------------------------------------------
Philippe Bibi            2005    *
-------------------------------------------------------------------------------
Chief Technology
Officer                  2004    *
-------------------------------------------------------------------------------
Joshua Brooks            2005                     *
-------------------------------------------------------------------------------
Deputy Head of
Investments              N/A
-------------------------------------------------------------------------------
William Connolly         N/A
-------------------------------------------------------------------------------
Head of Retail
Management               N/A
-------------------------------------------------------------------------------
Kevin Cronin             2005                                   *
-------------------------------------------------------------------------------
Head of Investments      2004                                   *
-------------------------------------------------------------------------------
Charles Haldeman, Jr.    2005                     *
-------------------------------------------------------------------------------
President and CEO        2004                     *
-------------------------------------------------------------------------------
Amrit Kanwal             2005    *
-------------------------------------------------------------------------------
Chief Financial Officer  2004    *
-------------------------------------------------------------------------------
Steven Krichmar          2005    *
-------------------------------------------------------------------------------
Chief of Operations      2004    *
-------------------------------------------------------------------------------
Francis McNamara, III    2005           *
-------------------------------------------------------------------------------
General Counsel          2004    *
-------------------------------------------------------------------------------
Richard Robie, III       2005    *
-------------------------------------------------------------------------------
Chief Administrative
Officer                  2004    *
-------------------------------------------------------------------------------
Edward Shadek            2005    *
-------------------------------------------------------------------------------
Deputy Head of
Investments              N/A
-------------------------------------------------------------------------------
Sandra Whiston           N/A
-------------------------------------------------------------------------------
Head of Institutional
Management               N/A
-------------------------------------------------------------------------------

N/A indicates the individual became a member of Putnam's Executive Board after the reporting date.


Terms and definitions

----------------------------------------------------------------------------
Important terms

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

----------------------------------------------------------------------------
Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


----------------------------------------------------------------------------
Comparative indexes

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the Standard and Poor's 500/Barra Value Index and 40% of which is the Lehman Aggregate Bond Index.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500/Barra Value Index is an unmanaged capitalization-weighted index of large-cap stocks chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.


Trustee approval of management contract

----------------------------------------------------------------------------
General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund's management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the "Independent Trustees"), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements in prior years.

----------------------------------------------------------------------------
Model fee schedules and categories; total expenses

The Trustees' review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisers. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. ("Breakpoints" refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund's current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 21st percentile in management fees and in the 17th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund's custom peer group is smaller than the fund's broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds' management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam Funds' current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management's business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management's revenues, expenses and profitability with respect to the funds' management contracts, allocated on a fund-by-fund basis.

------------------------------------------------------------------------------
Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under your fund's management contract. The Trustees were assisted in their review of the funds' investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds' portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund's class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

      One-year period  Three-year period   Five-year period
-----------------------------------------------------------------------------
           46th                34th             15th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds' Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees' view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

-----------------------------------------------------------------------------
Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund's investment adviser. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee's recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


The Trustees' annual review of your fund's management contract also included the review of its distributor's contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

-----------------------------------------------------------------------------
Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.


Other information for shareholders

-----------------------------------------------------------------------------
Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

-----------------------------------------------------------------------------
Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

-----------------------------------------------------------------------------
Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


Financial statements

-----------------------------------------------------------------------------
A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

-----------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of The George Putnam Fund of Boston:

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The George Putnam Fund of Boston (the "fund") at July 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 2005



The fund's portfolio 7/31/05

------------------------------------------------------------------------------------------------
COMMON STOCKS (59.7%) *
------------------------------------------------------------------------------------------------
                                                                          Shares           Value
------------------------------------------------------------------------------------------------
Aerospace and Defense (1.4%)
Boeing Co. (The)                                                         345,500     $22,806,455
Lockheed Martin Corp.                                                    677,300      42,263,520
Northrop Grumman Corp.                                                   148,200       8,217,690
                                                                                      73,287,665
------------------------------------------------------------------------------------------------
Automotive (0.1%)
Lear Corp. (S)                                                           132,200       5,654,194
------------------------------------------------------------------------------------------------
Banking (6.8%)
Bank of America Corp.                                                  2,481,900     108,210,840
Bank of New York Co., Inc. (The)                                         164,000       5,047,920
Citigroup, Inc. #                                                      2,826,100     122,935,350
State Street Corp.                                                       328,500      16,339,590
U.S. Bancorp                                                           2,181,200      65,566,872
Wachovia Corp.                                                           464,500      23,401,510
Wells Fargo & Co. (S)                                                    327,500      20,088,850
                                                                                     361,590,932
------------------------------------------------------------------------------------------------
Beverage (0.4%)
Coca-Cola Co. (The)                                                      192,000       8,401,920
Coca-Cola Enterprises, Inc.                                              616,100      14,478,350
                                                                                      22,880,270
------------------------------------------------------------------------------------------------
Biotechnology (0.2%)
Amgen, Inc. +                                                            134,600      10,734,350
------------------------------------------------------------------------------------------------
Broadcasting (0.1%)
Discovery Holding Co. Class A +                                          124,150       1,771,621
Viacom, Inc. Class B                                                     150,400       5,036,896
                                                                                       6,808,517
------------------------------------------------------------------------------------------------
Building Materials (1.4%)
Masco Corp.                                                            1,582,800      53,672,748
Sherwin Williams Co.                                                     275,900      13,135,599
Vulcan Materials Co.                                                     123,700       8,688,688
                                                                                      75,497,035
------------------------------------------------------------------------------------------------
Cable Television (0.4%)
Comcast Corp. Class A + (S)                                              654,700      20,118,931
------------------------------------------------------------------------------------------------
Chemicals (0.6%)
Dow Chemical Co. (The)                                                   299,900      14,380,205
Huntsman Corp. +                                                         164,200       3,824,218
PPG Industries, Inc.                                                     226,500      14,729,295
                                                                                      32,933,718
------------------------------------------------------------------------------------------------
Communications Equipment (0.3%)
Cisco Systems, Inc. +                                                    990,800      18,973,820
------------------------------------------------------------------------------------------------
Computers (2.4%)
Dell, Inc. +                                                             300,800      12,173,376
Hewlett-Packard Co.                                                    2,396,300      58,996,906
IBM Corp.                                                                675,500      56,377,230
                                                                                     127,547,512
------------------------------------------------------------------------------------------------
Conglomerates (2.3%)
General Electric Co.                                                   1,175,700      40,561,650
Honeywell International, Inc.                                            450,800      17,707,424
Tyco International, Ltd.                                               2,065,650      62,940,356
                                                                                     121,209,430
------------------------------------------------------------------------------------------------
Consumer Finance (1.5%)
Capital One Financial Corp. (S)                                          347,000      28,627,500
Countrywide Financial Corp.                                              723,800      26,056,800
Providian Financial Corp. +                                            1,327,400      25,087,860
                                                                                      79,772,160
------------------------------------------------------------------------------------------------
Consumer Goods (0.8%)
Energizer Holdings, Inc. + (S)                                            76,000       4,856,400
Estee Lauder Cos., Inc. (The) Class A                                    288,600      11,295,804
Procter & Gamble Co. (The) (S)                                           469,700      26,129,411
                                                                                      42,281,615
------------------------------------------------------------------------------------------------
Consumer Services (0.2%)
Service Corporation International                                      1,164,800      10,098,816
------------------------------------------------------------------------------------------------
Containers (0.3%)
Ball Corp.                                                               290,900      11,039,655
Owens-Illinois, Inc. +                                                   126,600       3,247,290
                                                                                      14,286,945
------------------------------------------------------------------------------------------------
Electric Utilities (2.5%)
Alliant Energy Corp.                                                     255,600       7,437,960
American Electric Power Co., Inc.                                        137,400       5,317,380
Constellation Energy Group, Inc.                                         150,900       9,085,689
Dominion Resources, Inc.                                                 188,850      13,948,461
DPL, Inc.                                                                219,000       6,044,400
Entergy Corp.                                                            218,500      17,029,890
Exelon Corp.                                                             502,700      26,904,504
PG&E Corp. (S)                                                         1,017,850      38,301,696
Public Service Enterprise Group, Inc.                                    113,600       7,304,480
Wisconsin Energy Corp.                                                   128,800       5,171,320
                                                                                      36,545,780
------------------------------------------------------------------------------------------------
Electronics (1.7%)
Avnet, Inc. +                                                            161,300       4,222,834
Freescale Semiconductor, Inc. Class B +                                   12,900         332,175
Intel Corp.                                                            2,034,300      55,210,902
Motorola, Inc.                                                         1,294,200      27,411,156
PerkinElmer, Inc.                                                        290,500       6,094,690
                                                                                      93,271,757
------------------------------------------------------------------------------------------------
Energy (0.1%)
Cooper Cameron Corp. +                                                    73,300       5,202,834
------------------------------------------------------------------------------------------------
Financial (2.7%)
Fannie Mae                                                               818,090      45,698,507
Freddie Mac                                                              876,740      55,480,107
Hartford Financial Services Group, Inc. (The)                            203,100      16,363,767
MetLife, Inc.                                                            409,400      20,117,916
PMI Group, Inc. (The)                                                    164,500       6,736,275
                                                                                     144,396,572
------------------------------------------------------------------------------------------------
Food (0.4%)
General Mills, Inc. (S)                                                  439,900      20,851,260
------------------------------------------------------------------------------------------------
Forest Products and Packaging (0.5%)
Smurfit-Stone Container Corp. +                                          710,100       8,613,513
Weyerhaeuser Co. (S)                                                     288,400      19,893,832
                                                                                      28,507,345
------------------------------------------------------------------------------------------------
Health Care Services (1.6%)
AmerisourceBergen Corp. (S)                                              215,800      15,492,282
Cardinal Health, Inc.                                                    488,800      29,122,704
CIGNA Corp.                                                              276,175      29,481,681
Medco Health Solutions, Inc. +                                           208,900      10,119,116
                                                                                      84,215,783
------------------------------------------------------------------------------------------------
Homebuilding (0.4%)
Lennar Corp. (S)                                                         234,600      15,781,542
NVR, Inc. +                                                                9,500       8,911,000
                                                                                      24,692,542
------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.5%)
Whirlpool Corp. (S)                                                      306,900      24,545,862
------------------------------------------------------------------------------------------------
Insurance (3.5%)
ACE, Ltd. (Bermuda)                                                    1,099,000      50,784,790
American International Group, Inc.                                       379,150      22,824,830
Axis Capital Holdings, Ltd. (Bermuda)                                    306,754       8,834,515
Berkshire Hathaway, Inc. Class B +                                         1,140       3,171,480
Chubb Corp. (The) (S)                                                    306,100      27,187,802
Endurance Specialty Holdings, Ltd. (Bermuda)                              65,000       2,535,000
Everest Re Group, Ltd. (Barbados)                                        110,600      10,772,440
Montpelier Re Holdings, Ltd. (Bermuda)                                    84,800       3,046,016
St. Paul Travelers Cos., Inc. (The)                                      285,400      12,563,308
W.R. Berkley Corp. (S)                                                   495,250      18,537,208
XL Capital, Ltd. Class A (Bermuda)                                       345,850      24,838,947
                                                                                     185,096,336
------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.7%)
Goldman Sachs Group, Inc. (The)                                           84,400       9,071,312
Lehman Brothers Holdings, Inc.                                           481,870      50,658,993
Merrill Lynch & Co., Inc.                                                219,700      12,913,966
Morgan Stanley                                                           362,700      19,241,235
                                                                                      91,885,506
------------------------------------------------------------------------------------------------
Leisure (0.3%)
Brunswick Corp.                                                          407,200      18,959,232
------------------------------------------------------------------------------------------------
Lodging/Tourism (0.8%)
Cendant Corp.                                                          1,529,400      32,667,984
Royal Caribbean Cruises, Ltd.                                            205,400       9,335,430
                                                                                      42,003,414
------------------------------------------------------------------------------------------------
Machinery (0.5%)
Cummins, Inc. (S)                                                         77,700       6,638,688
Parker-Hannifin Corp.                                                    285,100      18,736,772
                                                                                      25,375,460
------------------------------------------------------------------------------------------------
Manufacturing (0.7%)
Dover Corp.                                                              213,500       8,809,010
Ingersoll-Rand Co., Ltd. Class A (Bermuda)                               368,450      28,801,737
                                                                                      37,610,747
------------------------------------------------------------------------------------------------
Media (0.6%)
Liberty Media Corp. Class A +                                          1,241,500      10,912,785
News Corp., Ltd. (The) Class A                                           244,012       3,996,917
Time Warner, Inc.                                                        270,500       4,603,910
Walt Disney Co. (The)                                                    528,800      13,558,432
                                                                                      33,072,044
------------------------------------------------------------------------------------------------
Medical Technology (0.8%)
Baxter International, Inc.                                                44,600       1,751,442
Becton, Dickinson and Co.                                                238,100      13,183,597
Boston Scientific Corp. + (S)                                            585,000      16,935,750
Medtronic, Inc.                                                          183,200       9,881,808
                                                                                      41,752,597
------------------------------------------------------------------------------------------------
Metals (0.5%)
Alcoa, Inc.                                                              671,800      18,843,990
United States Steel Corp. (S)                                            193,100       8,235,715
                                                                                      27,079,705
------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.3%)
Sempra Energy                                                            333,500      14,173,750
------------------------------------------------------------------------------------------------
Oil & Gas (7.7%)
Amerada Hess Corp. (S)                                                   303,200      35,735,152
Chevron Corp.                                                          1,899,300     110,178,393
ExxonMobil Corp.                                                       2,886,200     169,564,250
Marathon Oil Corp.                                                       716,500      41,814,940
Occidental Petroleum Corp.                                               131,000      10,778,680
Sunoco, Inc.                                                              58,400       7,342,632
Unocal Corp.                                                             388,900      25,220,165
Valero Energy Corp.                                                      139,500      11,547,810
                                                                                     412,182,022
------------------------------------------------------------------------------------------------
Pharmaceuticals (3.7%)
Abbott Laboratories                                                      146,400       6,826,632
Barr Pharmaceuticals, Inc. +                                             112,400       5,330,008
Eli Lilly Co.                                                             91,700       5,164,544
Johnson & Johnson                                                        798,000      51,040,080
Pfizer, Inc.                                                           3,877,800     102,761,700
Wyeth                                                                    603,200      27,596,400
                                                                                     198,719,364
------------------------------------------------------------------------------------------------
Photography/Imaging (0.3%)
Xerox Corp. + (S)                                                        995,648      13,152,510
------------------------------------------------------------------------------------------------
Publishing (0.4%)
McGraw-Hill Companies, Inc. (The)                                        193,000       8,879,930
R. R. Donnelley & Sons Co. (S)                                           293,500      10,580,675
                                                                                      19,460,605
------------------------------------------------------------------------------------------------
Railroads (0.8%)
Canadian National Railway Co. (Canada)                                    97,300       6,465,585
Norfolk Southern Corp.                                                   958,600      35,669,506
                                                                                      42,135,091
------------------------------------------------------------------------------------------------
Regional Bells (0.8%)
Verizon Communications, Inc.                                           1,235,400      42,287,742
------------------------------------------------------------------------------------------------
Restaurants (0.9%)
McDonald's Corp.                                                       1,525,700      47,556,069
------------------------------------------------------------------------------------------------
Retail (2.1%)
AutoZone, Inc. + (S)                                                     105,100      10,240,944
Best Buy Co., Inc. (S)                                                   129,000       9,881,400
Lowe's Cos., Inc.                                                        262,400      17,376,128
Office Depot, Inc. +                                                   1,206,900      34,251,822
Rite Aid Corp. +                                                       3,120,700      14,011,943
Sears Holdings Corp. +                                                    36,737       5,665,948
Supervalu, Inc.                                                          556,100      19,685,940
                                                                                     111,114,125
------------------------------------------------------------------------------------------------
Shipping (0.2%)
Yellow Roadway Corp. + (S)                                               160,900       8,513,219
------------------------------------------------------------------------------------------------
Software (1.2%)
Microsoft Corp.                                                          907,800      23,248,758
Oracle Corp. +                                                         2,459,800      33,404,084
Siebel Systems, Inc.                                                     559,800       4,702,320
                                                                                      61,355,162
------------------------------------------------------------------------------------------------
Technology Services (0.2%)
Fiserv, Inc. +                                                           189,600       8,412,552
------------------------------------------------------------------------------------------------
Telecommunications (0.5%)
Nextel Communications, Inc. Class A + (S)                                802,800      27,937,440
------------------------------------------------------------------------------------------------
Tobacco (1.5%)
Altria Group, Inc.                                                     1,206,400      80,780,544
------------------------------------------------------------------------------------------------
Toys (0.1%)
Mattel, Inc. (S)                                                         374,500       6,984,425
------------------------------------------------------------------------------------------------
Total common stocks (cost $2,490,333,442)                                         $3,183,505,306

------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (12.6%)*
------------------------------------------------------------------------------------------------
                                                                 Principal amount          Value
------------------------------------------------------------------------------------------------
U.S. Government Guaranteed Mortgage Obligations (--%)
Government National Mortgage Association Pass-Through
Certificates 7s, with due dates from August 15, 2029
to October 15, 2031                                                      $483,759       $514,298
------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage Obligations (12.6%)
Federal Home Loan Mortgage Corporation
8 3/4s, with due dates from May 1, 2009 to June 1, 2009                   258,463        271,114
6 1/2s, with due dates from January 1, 2024 to
December 1, 2034                                                       37,955,436     39,302,556
6s, with due dates from October 1, 2031 to March 1, 2035                   79,019         80,760
5 1/2s, June 1, 2035                                                    3,100,308      3,121,229
5 1/2s, July 1, 2016                                                      653,989        668,601
5 1/2s, TBA, August 1, 2020                                             5,100,000      5,201,203
Federal National Mortgage Association Pass-Through Certificates
11s, with due dates from October 1, 2015 to March 1, 2016                  15,198         16,929
9s, with due dates from January 1, 2027 to July 1, 2032                   328,864        363,228
8 3/4s, July 1, 2009                                                        5,688          5,994
8s, with due dates from August 1, 2026 to July 1, 2033                  1,582,962      1,702,115
7 1/2s, with due dates from October 1, 2025 to July 1, 2033             1,268,094      1,353,282
7s, with due dates from June 1, 2024 to June 1, 2035                    4,395,328      4,643,177
7s, with due dates from November 1, 2007 to February 1, 2017            1,832,077      1,918,797
7s, TBA, August 1, 2035                                                 3,700,000      3,892,515
7s, TBA, July 1, 2035                                                   1,000,000      1,053,008
6 1/2s, with due dates from June 1, 2023 to March 1, 2035              90,200,388     93,381,561
6 1/2s, with due dates from July 1, 2010 to May 1, 2011                   371,957        387,390
Federal National Mortgage Association Pass-Through Certificates
6s, May 1, 2035                                                           264,962        272,320
6s, with due dates from December 1, 2013 to May 1, 2017                   261,958        270,859
5 1/2s, with due dates from January 1, 2032   to February 1,
2035                                                                  210,238,005    211,483,842
5 1/2s, with due dates from January 1, 2009 to August 1, 2019           1,041,598      1,064,883
5 1/2s, TBA, August 1, 2035                                            96,290,000     96,763,930
5s, July 1, 2035                                                           20,150         19,851
5s, with due dates from December 1, 2018 to June 1, 2020                2,654,796      2,664,598
5s, TBA, August 1, 2035                                                   100,000         98,469
4 1/2s, with due dates from January 1, 2019 to August 1, 2020          43,270,988     42,589,205
4 1/2s, TBA, August 1, 2020                                           160,300,000    157,645,031
4s, June 1, 2019                                                           37,466         36,166
                                                                                     670,272,613
------------------------------------------------------------------------------------------------
Total U.S. government and agency mortgage obligations (cost
$670,128,508)                                                                       $670,786,911

------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (0.1%)*
------------------------------------------------------------------------------------------------
                                                                 Principal amount          Value
------------------------------------------------------------------------------------------------
U.S. Treasury Notes
4 1/4s, November 15, 2013                                              $1,450,000     $1,450,453
3 1/4s, August 15, 2008                                                 3,005,000      2,935,744
------------------------------------------------------------------------------------------------
Total U.S. treasury obligations (cost $4,530,290)                                     $4,386,197

------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (10.4%)*
------------------------------------------------------------------------------------------------
                                                                Principal amount           Value
------------------------------------------------------------------------------------------------
Amresco Commercial Mortgage Funding I 144A Ser. 97-C1, Class H,
7s, 2029                                                                $664,000        $678,920
Banc of America Commercial Mortgage, Inc. Ser. 01-1, Class G,
7.324s, 2036                                                             950,000       1,044,897
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035                                        715,000         738,296
Ser. 05-1, Class XW, Interest Only (IO), 0.106s, 2042                255,043,280       1,457,827
Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 4.338s, 2018                                  142,000         142,381
FRB Ser. 04-BBA4, Class G, 4.088s, 2018                                  227,000         227,672
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1, 6.34s, 2014                                  427,000         427,131
FRN Ser. 02-FL2A, Class K1, 5.84s, 2014                                  148,000         148,347
FRB Ser. 05-BOCA, Class M, 5.488s, 2016                                  956,000         960,317
FRB Ser. 05-BOCA, Class L, 5.088s, 2016                                  456,000         457,454
FRB Ser. 05-BOCA, Class K, 4.738s, 2016                                  370,000         371,184
FRB Ser. 05-BOCA, Class J, 4.488s, 2016                                  200,000         200,372
FRB Ser. 05-BOCA, Class H, 4.338s, 2016                                  200,000         200,373
Ser. 03-BBA2, Class X1A, IO, 0.727s, 2015                             70,488,806         243,623
Banc of America Structured Security Trust 144A Ser. 02-X1, Class
A3, 5.436s, 2033                                                       1,930,000       1,966,103
Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1, 3.76s, 2035                                  2,138,261       2,135,695
Ser. 05-1A, IO, 0.775s, 2035                                           8,683,008         690,571
Ser. 04-3, IO, 0.775s, 2035                                            7,199,509         553,187
Ser. 04-2, IO, 0.72s, 2034                                             1,146,962         888,274
Bear Stearns Commercial Mortgage Securitization Corp. Ser.
00-WF2, Class F, 8.197s, 2032                                            456,000         532,755
Chase Commercial Mortgage Securities Corp. Ser. 00-3, Class A2,
7.319s, 2032                                                             553,000         611,441
Chase Commercial Mortgage Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030                                        4,600,000       4,880,636
Ser. 98-1, Class G, 6.56s, 2030                                        1,171,000       1,247,667
Ser. 98-1, Class H, 6.34s, 2030                                        1,761,000       1,522,440
Citigroup Commercial Mortgage Trust 144A Ser. 05-C3, Class XC,
IO, 0.551s, 2043                                                       9,508,000       1,265,104
Commercial Mortgage Acceptance Corp. Ser. 97-ML1, Class A3,
6.57s, 2030                                                            4,937,500       5,075,186
Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031                                       2,013,000       2,110,487
Ser. 98-C2, Class F, 5.44s, 2030                                         705,000         708,843
Commercial Mortgage Pass-Through Certificates 144A
FRB Ser. 01-J2A, Class A2F, 3.909s, 2034                               1,590,000       1,611,147
Ser. 05-LP5, Class XC, IO, 0.044s, 2043                                4,280,000         765,084
Criimi Mae Commercial Mortgage Trust Ser. 98-C1, Class A2, 7s,
2033                                                                   9,485,000       9,816,975
Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1, Class B,
7s, 2033                                                               3,385,000       3,534,252
Crown Castle Towers, LLC 144A Ser. 05-1A, Class D, 5.612s, 2035        2,903,000       2,865,465
CS First Boston Mortgage Securities Corp. Ser. 97-C2, Class F,
7.46s, 2035                                                            1,239,000       1,331,323
CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 03-TF2A, Class L, 7.388s, 2014                                1,124,000       1,120,948
FRB Ser. 04-TF2A, Class J, 4.338s, 2016                                  313,000         312,999
FRB Ser. 05-TFLA, Class J, 4.338s, 2020                                  319,000         318,999
FRB Ser. 04-TF2A, Class H, 4.088s, 2019                                  627,000         626,998
FRB Ser. 05-TFLA, Class H, 4.138s, 2020                                  319,000         318,999
Ser. 01-CK1, Class AY, IO, 0.784s, 2035                                7,907,000       2,426,603
Ser. 03-C3, Class AX, IO, 0.37s, 2038                                  9,705,642       1,265,971
Ser. 05-C2, Class AX, IO, 0.067s, 2037                                 7,220,619       1,204,951
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033                                    2,212,000       2,464,556
Ser. 99-CG2, Class B4, 6.1s, 2032                                      2,785,000       2,848,247
Ser. 98-CF2, Class B3, 6.04s, 2031                                       444,188         455,956
DLJ Commercial Mortgage Corp. 144A Ser. 99-CG2, Class B3, 6.1s,
2032                                                                   1,752,000       1,796,242
DLJ Mortgage Acceptance Corp. 144A Ser. 97-CF1, Class A3, 7.76s,
2030                                                                   1,000,000       1,038,359
Fannie Mae
IFB Ser. 05-37, Class SU, 15.36s, 2035                                 3,707,408       4,362,353
IFB Ser. 04-10, Class QC, 14.76s, 2031                                 2,582,855       2,863,789
IFB Ser. 05-57, Class CD, 12.15s, 2035                                 1,694,653       1,867,822
Ser. 05-74, Class DM, 11.807s, 2035                                    4,417,000       4,779,110
IFB Ser. 05-45, Class DA, 11.733s, 2035                                3,660,164       4,026,225
IFB Ser. 05-45, Class DC, 11.623s, 2035                                2,854,889       3,127,530
IFB Ser. 02-36, Class SJ, 11.475s, 2029                                  815,635         838,896
IFB Ser. 05-57, Class DC, 10.53s, 2034                                 3,115,584       3,388,544
Ser. 92-15, Class L, IO, 10.376s, 2022                                       423           4,494
IFB Ser. 04-79, Class SA, 10.313s, 2032                                5,127,750       5,343,996
Ser. 04-T3, Class PT1, 9.92s, 2044                                     1,010,795       1,108,001
IFB Ser. 05-45, Class PC, 9.87s, 2034                                  1,728,156       1,847,030
Ser. 02-T12, Class A4, 9 1/2s, 2042                                      374,070         403,734
Ser. 02-T4, Class A4, 9 1/2s, 2041                                     2,161,116       2,328,109
Ser. 02-T6, Class A3, 9 1/2s, 2041                                       773,190         831,619
Ser. 03-W6, Class PT1, 9.391s, 2042                                      438,587         473,892
IFB Ser. 03-87, Class SP, 9.185s, 2032                                 2,292,881       2,197,942
IFB Ser. 05-73, Class SA, 8.762s, 2035                                 2,009,000       2,019,045
IFB Ser. 05-59, Class DQ, 8.35s, 2035                                  1,964,649       1,976,852
Ser. 05-W1, Class 1A4, 7 1/2s, 2044                                    4,326,287       4,600,892
Ser. 04-W12, Class 1A4, 7 1/2s, 2044                                   1,046,880       1,113,431
Ser. 04-W14, Class 2A, 7 1/2s, 2044                                      479,677         508,907
Ser. 04-W8, Class 3A, 7 1/2s, 2044                                     4,844,806       5,156,161
Ser. 04-W11, Class 1A4, 7 1/2s, 2044                                   2,884,863       3,069,057
Ser. 04-T3, Class 1A4, 7 1/2s, 2044                                      103,890         110,497
Ser. 04-W9, Class 2A3, 7 1/2s, 2044                                    3,566,151       3,790,565
Ser. 04-T2, Class 1A4, 7 1/2s, 2043                                    1,462,425       1,555,663
Ser. 03-W4, Class 4A, 7 1/2s, 2042                                       488,401         517,137
Ser. 02-T18, Class A4, 7 1/2s, 2042                                      367,954         390,534
Ser. 03-W3, Class 1A3, 7 1/2s, 2042                                    1,851,422       1,965,090
Ser. 02-T16, Class A3, 7 1/2s, 2042                                    3,538,277       3,754,878
Ser. 02-T19, Class A3, 7 1/2s, 2042                                    2,092,644       2,221,056
Ser. 03-W2, Class 1A3, 7 1/2s, 2042                                    4,013,243       4,261,393
Ser. 02-W6, Class 2A, 7 1/2s, 2042                                     3,474,926       3,682,804
Ser. 02-T12, Class A3, 7 1/2s, 2042                                      621,971         659,191
Ser. 02-W4, Class A5, 7 1/2s, 2042                                     7,596,992       8,056,053
Ser. 02-W1, Class 2A, 7 1/2s, 2042                                       411,671         434,317
Ser. 02-14, Class A2, 7 1/2s, 2042                                     1,198,118       1,269,919
Ser. 01-T10, Class A2, 7 1/2s, 2041                                    3,603,638       3,812,267
Ser. 02-T4, Class A3, 7 1/2s, 2041                                       686,585         726,533
Ser. 02-T6, Class A2, 7 1/2s, 2041                                     6,152,961       6,504,400
Ser. 01-T12, Class A2, 7 1/2s, 2041                                    3,437,662       3,638,288
Ser. 01-T8, Class A1, 7 1/2s, 2041                                     3,169,787       3,348,725
Ser. 01-T7, Class A1, 7 1/2s, 2041                                     8,820,948       9,311,434
Ser. 01-T3, Class A1, 7 1/2s, 2040                                       527,254         556,845
Ser. 01-T1, Class A1, 7 1/2s, 2040                                     1,151,145       1,218,328
Ser. 99-T2, Class A1, 7 1/2s, 2039                                       331,590         351,746
Ser. 03-W10, Class 1A1, 7 1/2s, 2032                                     863,718         914,865
Ser. 02-T1, Class A3, 7 1/2s, 2031                                       918,740         972,867
Ser. 00-T6, Class A1, 7 1/2s, 2030                                     2,897,752       3,058,881
Ser. 01-T5, Class A3, 7 1/2s, 2030                                        65,441          69,079
Ser. 02-W7, Class A5, 7 1/2s, 2029                                     2,175,162       2,307,603
Ser. 01-T4, Class A1, 7 1/2s, 2028                                     6,702,226       7,137,021
Ser. 02-W3, Class A5, 7 1/2s, 2028                                     2,044,225       2,166,732
Ser. 05-45, Class OX, IO, 7s, 2035                                     3,162,636         553,377
Ser. 04-W1, Class 2A2, 7s, 2033                                        0,668,495      11,191,918
Ser. 03-14, Class AI, IO, 7s, 2033                                     1,248,454         226,614
IFB Ser. 02-97, Class TW, IO, 6 1/2s, 2031                             1,784,369         305,719
Ser. 03-58, Class ID, IO, 6s, 2033                                     4,769,603         909,206
Ser. 03-22, IO, 6s, 2033                                               6,370,785       3,113,577
Ser. 318, Class 2, IO, 6s, 2032                                          730,301         144,186
Ser. 03-31, Class IM, IO, 5 3/4s, 2032                                 6,130,250         720,304
Ser. 350, Class 2, IO, 5 1/2s, 2034                                    8,977,746       6,020,795
Ser. 338, Class 2, IO, 5 1/2s, 2033                                    7,045,590       9,838,291
Ser. 333, Class 2, IO, 5 1/2s, 2033                                    3,083,371       4,832,066
Ser. 331, Class 1, IO, 5 1/2s, 2033                                    6,569,576       1,217,342
Ser. 329, Class 2, IO, 5 1/2s, 2033                                    3,046,454       6,863,473
Ser. 03-26, Class OI, IO, 5 1/2s, 2032                                 7,278,589       1,120,654
Ser. 03-8, Class IP, IO, 5 1/2s, 2028                                  4,264,337         242,077
Ser. 03-6, Class IB, IO, 5 1/2s, 2022                                  1,495,654           9,080
Ser. 03-14, Class XI, IO, 5 1/4s, 2033                                 3,531,688         473,851
IFB Ser. 02-89, Class S, IO, 4.74s, 2033                               5,348,006         471,159
Ser. 03-14, Class TI, IO, 5s, 2033                                     3,336,144         416,835
Ser. 03-24, Class UI, IO, 5s, 2031                                     2,981,386         421,249
IFB Ser. 02-36, Class QH, IO, 4.59s, 2029                              1,767,204          53,793
Ser. 343, Class 25, IO, 4 1/2s, 2018                                   5,852,016         861,431
IFB Ser. 02-92, Class SB, IO, 4.26s, 2030                              1,858,773         123,036
IFB Ser. 03-122, Class SA, IO, 4.01s, 2028                             9,113,579         594,198
IFB Ser. 03-122, Class SJ, IO, 4.01s, 2028                             9,679,872         630,000
IFB Ser. 97-44, Class SN, IO, 4s, 2023                                 1,733,835         153,108
IFB Ser. 04-64, Class SW, IO, 3.96s, 2034                              6,111,058         986,802
IFB Ser. 04-65, Class ST, IO, 3.96s, 2034                              8,046,524         492,850
IFB Ser. 04-60, Class SW, IO, 3.96s, 2034                              1,607,421       1,028,417
FRB Ser. 3012, Class SK, 3.84s, 2011                                   3,596,000       3,877,121
IFB Ser. 05-65, Class KI, IO, 3.76s, 2035                              0,071,000       1,898,957
IFB Ser. 05-52, Class DC, IO, 3.74s, 2035                              4,035,059         319,274
IFB Ser. 05-42, Class PQ, IO, 3.71s, 2035                              2,209,764         184,073
IFB Ser. 05-42, Class SA, IO, 3.71s, 2035                              9,841,868         703,481
IFB Ser. 04-24, Class CS, IO, 3.69s, 2034                              6,112,873         553,979
IFB Ser. 05-29, Class SD, IO, 3.66s, 2035                              5,955,865         419,703
IFB Ser. 05-17, Class ES, IO, 3.66s, 2035                              4,414,527         404,205
IFB Ser. 05-17, Class SY, IO, 3.66s, 2035                              2,057,051         181,920
IFB Ser. 05-23, Class SG, IO, 3.61s, 2035                              7,487,453         575,598
IFB Ser. 05-29, Class SX, IO, 3.61s, 2035                              9,467,987         627,254
IFB Ser. 05-17, Class SA, IO, 3.61s, 2035                              6,680,106         522,927
IFB Ser. 05-17, Class SE, IO, 3.61s, 2035                              7,278,805         547,048
IFB Ser. 04-38, Class SI, IO, 3.48s, 2033                              2,425,001         663,284
IFB Ser. 04-72, Class SB, IO, 3.41s, 2034                              6,008,434         291,034
IFB Ser. 05-73, Class SI, IO, 3.37s, 2035                              2,316,000         177,319
IFB Ser. 05-73, Class SD, IO, 3.3s, 2035                               5,737,000         432,964
IFB Ser. 05-62, Class FS, IO, 3.29s, 2034                              5,587,017         403,313
IFB Ser. 05-45, Class EW, IO, 3.26s, 2035                              3,448,821       1,325,440
IFB Ser. 05-45, Class SR, IO, 3.26s, 2035                              8,534,452       1,018,246
IFB Ser. 05-54, Class SA, IO, 3.24s, 2035                              2,892,530         688,945
IFB Ser. 05-57, Class CI, IO, 3.24s, 2035                              6,662,255         429,557
IFB Ser. 05-57, Class DI, IO, 3.24s, 2035                              4,875,418       1,099,650
IFB Ser. 05-58, Class IK, IO, 2.54s, 2035                              4,695,374         242,839
Ser. 03-W12, Class 2, IO, 2.216s, 2043                                 4,221,341         687,499
Ser. 03-W10, Class 1, IO, 1.98s, 2043                                  3,921,412       1,962,738
Ser. 03-W10, Class 3, IO, 1.947s, 2043                                 1,044,950         507,377
Ser. 03-W8, Class 12, IO, 1.64s, 2042                                  5,898,868       1,749,294
Ser. 03-W3, Class 2IO2, IO, 1.512s, 2042                               2,717,214          16,256
Ser. 03-W6, Class 11, IO, 1.461s, 2042                                 5,162,904          95,404
Ser. 03-W17, Class 12, IO, 1.158s, 2033                                3,327,703         377,840
Ser. 03-49, Class SV, IO, 1s, 2033                                     3,258,401         770,642
Ser. 03-T2, Class 2, IO, 0.936s, 2042                                  6,296,100       1,191,788
Ser. 03-W8, Class 11, IO, 0.763s, 2042                                 2,511,900          11,827
Ser. 03-W6, Class 51, IO, 0.681s, 2042                                 8,451,456         265,294
Ser. 03-W3, Class 2IO1, IO, 0.672s, 2042                               5,672,929          81,246
Ser. 01-T12, Class IO, 0.569s, 2041                                    1,646,539         468,143
Ser. 03-W6, Class 21, IO, 0.562s, 2042                                 3,891,513             455
Ser. 03-W2, Class 1, IO, 0.47s, 2042                                   6,756,350         340,175
Ser. 02-T4, IO, 0.45s, 2041                                            4,322,553         122,054
Ser. 03-W3, Class 1, IO, 0.433s, 2042                                  6,707,655         443,698
Ser. 02-T1, Class IO, IO, 0.421s, 2031                                 4,915,697         303,223
Ser. 03-W6, Class 3, IO, 0.365s, 2042                                  5,942,422         204,363
Ser. 03-W6, Class 23, IO, 0.352s, 2042                                 7,420,955         200,711
Ser. 01-79, Class BI, IO, 0.342s, 2045                                 7,323,722          55,013
Ser. 03-W4, Class 3A, IO, 0.289s, 2042                                 4,885,933         202,198
Ser. 05-65, Class KO, Principal Only
(PO), zero %, 2035                                                     1,077,000         931,036
Ser. 354, Class 1, PO, zero %, 2034                                    2,526,530      17,831,514
Ser. 352, Class 1, PO, zero %, 2034                                    2,538,493      17,851,026
Ser. 353, Class 1, PO, zero %, 2034                                    3,382,040      17,731,870
FRB Ser. 05-65, Class ER, zero %, 2035                                 3,926,000       4,025,630
FRB Ser. 05-57, Class UL, zero %, 2035                                 4,435,355       4,547,454
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042                                        394,075         425,040
Ser. T-60, Class 1A3, 7 1/2s, 2044                                     7,372,405       7,808,095
Ser. T-59, Class 1A3, 7 1/2s, 2043                                     5,434,558       5,787,264
Ser. T-58, Class 4A, 7 1/2s, 2043                                        978,421       1,036,584
Ser. T-57, Class 1A3, 7 1/2s, 2043                                     5,656,685       5,992,550
Ser. T-51, Class 2A, 7 1/2s, 2042                                      1,117,478       1,181,274
Ser. T-42, Class A5, 7 1/2s, 2042                                      1,649,513       1,747,449
Ser. T-41, Class 3A, 7 1/2s, 2032                                        759,621         802,965
Ser. 212, IO, 6s, 2031                                                   799,078         147,861
Ser. T-56, Class A, IO, 1.076s, 2043                                   7,128,439         224,811
Ser. T-56, Class 3, IO, 0.518s, 2043                                   1,024,593         190,535
Ser. T-56, Class 1, IO, 0.283s, 2043                                   5,244,779         181,447
Ser. T-56, Class 2, IO, 0.038s, 2043                                   3,810,162          52,085
FFCA Secured Lending Corp. 144A Ser. 00-1, Class A2, 7.77s, 2027       2,159,831      13,553,205
First Union National Bank-Bank of America Commercial Mortgage
144A Ser. 01-C1, Class 3, IO, 1.734s, 2033                             3,470,525       2,489,772
First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029                                      2,726,000       3,139,342
Ser. 97-C1, Class A3, 7.38s, 2029                                      3,607,579       3,689,624
First Union-Lehman Brothers-Bank of America 144A Ser. 98-C2,
Class G, 7s, 2035                                                      1,364,000       1,515,373
Freddie Mac
IFB Ser. 2763, Class SC, 15.047s, 2032                                 5,072,714       5,607,541
IFB Ser. 2990, Class SL, 12.07s, 2034                                  2,783,379       3,042,676
IFB Ser. 2976, Class LC, 11.997s, 2035                                 1,317,028       1,429,814
IFB Ser. 2976, Class KL, 11.96s, 2035                                  3,104,895       3,361,383
IFB Ser. 2990, Class DP, 11.85s, 2034                                  2,758,730       2,954,712
IFB Ser. 2967, Class DS, 9.936s, 2035                                    780,781         775,505
IFB Ser. 2990, Class LB, 8.29s, 2035                                   3,299,965       3,229,363
IFB Ser. 2990, Class ND, 8.29s, 2035                                     849,919         843,664
IFB Ser. 2990, Class WP, 8.287s, 2035                                  2,198,793       2,205,654
IFB Ser. 2945, Class SA, 6.195s, 2020                                  2,686,000       2,616,076
Ser. 2778, Class TI, IO, 6s, 2033                                      6,288,008       1,033,749
Ser. 224, IO, 6s, 2033                                                 2,162,763         426,470
Ser. 226, IO, 5 1/2s, 2034                                             5,044,291       3,222,809
Ser. 223, IO, 5 1/2s, 2032                                             5,987,364       1,197,691
Ser. 2581, Class IH, IO, 5 1/2s, 2031                                  2,111,245         549,029
Ser. 2600, Class CI, IO, 5 1/2s, 2029                                    666,122         153,624
Ser. 2664, Class UD, IO, 5 1/2s, 2028                                  1,061,555         197,580
Ser. 2553, Class IJ, IO, 5 1/2s, 2020                                  1,644,937          16,773
IFB Ser. 2927, Class SI, IO, 5.41s, 2035                               5,504,483         747,330
Ser. 2437, Class SB, IO, 4.91s, 2032                                   4,186,821         395,131
IFB Ser. 2538, Class SH, IO, 4.46s, 2032                               1,091,816          78,149
Ser. 2469, Class SH, IO, 4.41s, 2032                                   3,756,976         309,951
IFB Ser. 2828, Class GI, IO, 4.41s, 2034                               5,983,201         701,565
IFB Ser. 2802, Class SM, IO, 4.26s, 2032                               2,252,709         150,437
IFB Ser. 2869, Class SH, IO, 4.21s, 2034                               3,281,090         264,543
IFB Ser. 2869, Class JS, IO, 4.16s, 2034                               5,643,666       1,238,640
IFB Ser. 2882, Class SL, IO, 4.11s, 2034                               3,127,485         290,690
IFB Ser. 2682, Class TQ, IO, 3.96s, 2033                               2,994,850         186,242
IFB Ser. 2815, Class PT, IO, 3.96s, 2032                               5,703,923         490,380
IFB Ser. 2594, Class OS, IO, 3.96s, 2032                               8,299,234         484,987
IFB Ser. 2922, Class SE, IO, 3.66s, 2035                               0,135,338         545,281
IFB Ser. 2924, Class SA, IO, 3.61s, 2035                               4,540,383         763,370
IFB Ser. 2927, Class ES, IO, 3.61s, 2035                               4,419,957         320,337
IFB Ser. 2950, Class SM, IO, 3.61s, 2016                               6,049,716         487,758
IFB Ser. 2962, Class BS, IO, 3.56s, 2035                               7,527,020       1,093,867
IFB Ser. 2863, Class SX, IO, 3.41s, 2031                               2,005,214         101,514
IFB Ser. 2986, Class WS, IO, 3.262s, 2035                              3,657,885         154,317
IFB Ser. 2990, Class LI, IO, 3.242s, 2035                              5,134,436         389,478
IFB Ser. 2988, Class AS, IO, 2.812s, 2035                              1,975,104          81,473
Ser. 228, PO, zero %, 2035                                             5,224,471      28,817,980
Ser. 2696, PO, zero %, 2033                                            1,587,377       1,188,722
FRB Ser. 3003, Class XF, zero %, 2035                                  3,268,000       3,366,694
FRB Ser. 2992, Class WM, zero %, 2035                                  1,351,666       1,424,386
GE Capital Commercial Mortgage Corp. 144A Ser. 05-C2, Class XC,
IO, 0.044s, 2043                                                      89,045,641         770,067
General Growth Properties-Mall Properties Trust FRB Ser. 01-C1A,
Class D3, 5.638s, 2014                                                 1,742,379       1,744,012
GMAC Commercial Mortgage Securities, Inc.
Ser. 99-C3, Class F, 7.787s, 2036                                        592,000         616,496
Ser. 04-C2, Class A4, 5.301s, 2038                                     1,483,000       1,521,439
Ser. 03-C2, Class A2, 5.28s, 2040                                      6,249,000       6,474,864
Ser. 05-C1, Class X1, IO, 0.001s, 2043                                99,281,000       1,826,612
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036                                      1,614,303       1,294,889
FRN Ser. 02-FL1A, Class D, 6.1s, 2014                                    379,421         379,421
Government National Mortgage Association
IFB Ser. 05-7, Class JM, 9.221s, 2034                                  3,671,336       3,842,848
Ser. 05-13, Class PI, IO, 5 1/2s, 2033                                 4,392,331         702,993
Ser. 05-13, Class MI, IO, 5 1/2s, 2032                                 3,937,833         594,450
IFB Ser. 04-86, Class SW, IO, 3.66s, 2034                              7,385,262         461,583
IFB Ser. 05-28, Class SA, IO, 3.11s, 2035                             17,658,651         772,566
IFB Ser. 04-11, Class SA, IO, 2.41s, 2034                              6,932,825         238,346
Ser. 98-2, Class EA, PO, zero %, 2028                                    195,991         164,020
GS Mortgage Securities Corp. II 144A
FRB Ser. 03-FL6A, Class L, 6.638s, 2015                                  565,000         568,178
Ser. 05-GG4, Class XC, IO, 0.107s, 2039                              108,705,000       2,160,476
JP Morgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 04-FL1A, Class X1A, IO, 0.917s, 2019                             23,220,591         165,563
Ser. 05-CB12, Class X1, IO, 0.053s, 2037                              56,493,000         635,546
Ser. 05-LDP2, Class X1, IO, 0.048s, 2042                             170,597,000       2,833,295
Ser. 05-LDP1, Class X1, IO, 0.035s, 2046                              38,121,585         360,700
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031                                         715,303         738,178
Ser. 99-C1, Class G, 6.41s, 2031                                         765,731         731,556
Ser. 98-C4, Class G, 5.6s, 2035                                          634,000         621,249
Ser. 98-C4, Class H, 5.6s, 2035                                        1,074,000       1,015,769
LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C3, Class XCL, IO, 0.133s, 2040                               69,149,000       1,513,592
Ser. 05-C2, Class XCL, IO, 0.102s, 2040                              135,807,000       1,531,678
Lehman Brothers Floating Rate Commercial Mortgage Trust 144A
FRB Ser. 03-LLFA, Class L, 7.13s, 2014                                 1,704,000       1,658,379
FRB Ser. 04-LLFA, Class H, 4.338s, 2017                                  733,000         735,785
FRB Ser. 05-LLFA, 4.21s, 2018                                            423,000         423,000
FRB Ser. 03-C4, Class A, 4.171s, 2015                                    695,513         695,730
Merrill Lynch Mortgage Investors, Inc.
Ser. 96-C2, Class A3, 6.96s, 2028                                        120,160         121,855
Ser. 98-C3, Class E, 6.939s, 2030                                        644,000         706,205
Merrill Lynch Mortgage Trust Ser. 05-MCP1, Class XC, IO, 0.133s,
2043                                                                  72,321,000         978,691
Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C2, Class X, IO, 7.851s, 2040                                  2,523,270         953,323
Ser. 04-C1, Class X, IO, 7.851s, 2037                                  3,210,055       1,342,204
Morgan Stanley Capital 144A Ser. 05-HQ6, Class X1, IO, 7.851s,
2042                                                                  77,418,000         789,664
Morgan Stanley Capital I 144A
Ser. 05-HQ5, Class X1, IO, 7.851s, 2042                               52,836,969         439,620
Ser. 96-C1, Class E, 7.376s, 2028                                      1,007,000       1,019,614
Ser. 98-HF1, Class F, 7.18s, 2030                                        482,000         506,584
Ser. 04-RR, Class F5, 6s, 2039                                         1,000,000         858,338
Ser. 04-RR, Class F6, 6s, 2039                                         1,700,000       1,407,887
Morgan Stanley Dean Witter Capital I Ser. 00-LIF2, Class A1,
6.96s, 2033                                                              801,910         833,820
Mortgage Capital Funding, Inc. FRB Ser. 98-MC2, Class E, 7.103s,
2030                                                                   1,020,000       1,079,830
Permanent Financing PLC FRB Ser. 8, Class 2C, 3.818s, 2042
(United Kingdom)                                                       2,054,000       2,053,316
PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032                                      3,870,000       4,113,671
Ser. 00-C1, Class J, 6 5/8s, 2010                                        456,000         436,894
Ser. 00-C2, Class J, 6.22s, 2033                                         998,000       1,007,230
Pure Mortgages 144A
FRB Ser. 04-1A, Class F, 6.82s, 2034 (Ireland)                         2,645,000       2,649,133
Ser. 04-1A, Class E, 4.57s, 2034 (Ireland)                             1,041,000       1,042,627
QFA Royalties LLC 144A Ser. 05-1, 7.3s, 2025                           1,966,876       1,951,003
Salomon Brothers Mortgage Securities VII Ser. 96-C1, Class E,
8.301s, 2028                                                             962,719         965,765
Salomon Brothers Mortgage Securities VII 144A Ser. 03-CDCA, Class
X3CD, IO, 1.06s, 2015                                                  7,904,163         126,577
Starwood Asset Receivables Trust FRN Ser. 02-1A, Class F, 4.816s,
2020                                                                   1,767,000       1,768,060
Starwood Asset Receivables Trust 144A
FRB Ser. 03-1A, Class F, 4.56s, 2022                                     589,822         590,176
FRB Ser. 03-1A, Class E, 4.51s, 2022                                     748,620         749,070
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018 (Cayman Islands)                           757,000         653,267
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)                           513,000         427,694
Ser. 04-1A, Class L, 5s, 2018 (Cayman Islands)                           337,000         291,071
TIAA Real Estate CDO, Ltd. Ser. 01-C1A, Class A1, 5.77s, 2016             76,212          76,264
Wachovia Bank Commercial Mortgage Trust Ser. 05-C17, Class A4,
5.083s, 2042                                                           7,065,000       7,126,748
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-WL5A,
Class L, 6.688s, 2018                                                    771,000         771,000
Washington Mutual Asset Securities Corp. 144A Ser. 05-C1A, Class
G, 5.72s, 2036                                                           222,000         220,274
------------------------------------------------------------------------------------------------
Total collateralized mortgage obligations (cost $567,659,498)                       $551,946,072

------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (10.1%)*
------------------------------------------------------------------------------------------------
                                                                  Principal amount         Value
------------------------------------------------------------------------------------------------
Aames Mortgage Investment Trust FRN Ser. 04-1, Class 2A1, 3.8s,
2034                                                                    $2,566,320    $2,571,934
Aames Mortgage Trust Ser. 03-1, Class A, IO, 6s, 2005                    4,296,750        61,289
ABFS Mortgage Loan Trust Ser. 03-1, Class A, IO, 4s, 2005                1,952,943        16,405
ABSC NIMS Trust 144A Ser. 05-HE2, Class A1, 4 1/2s, 2035 (Cayman
Islands)                                                                 2,700,420     2,683,542
Ace Securities Corp. Ser. 03-FM1, Class A, IO, 3 1/2s, 2005              6,157,000        52,335
Adjustable Rate Mortgage Trust Ser. 05-7, Class 1A1, 4.981s, 2035        2,347,086     2,358,481
Advanta Business Card Master Trust FRN Ser. 04-C1, Class C,
4.48s, 2013                                                                210,000       212,877
Advanta Mortgage Loan Trust Ser. 00-1, Class A4, 8.61s, 2028               832,871       842,761
Aegis Asset Backed Securities Trust 144A
Ser. 04-1N, Class Note, 5s, 2034                                           110,996       110,996
Ser. 04-2N, Class N1, 4 1/2s, 2034                                         287,978       287,393
Ser. 04-4N, Class Note, 5s, 2034                                           474,665       474,071
Ser. 04-5N, Class Note, 5s, 2034                                           437,112       436,703
Ser. 04-6N, Class Note, 4 3/4s, 2035                                       631,459       628,006
AFC Home Equity Loan Trust Ser. 99-2, Class 1A, 3.87s, 2029              4,220,071     4,235,897
American Express Credit Account Master Trust 144A Ser. 04-C,
Class C, 3.888s, 2012                                                    9,302,730     9,304,181
American Home Mortgage Investment Trust
FRN Ser. 04-3, Class 2A, 3.59s, 2034                                     6,178,136     6,100,092
FRN Ser. 04-3, Class 3A, 3.71s, 2034                                     2,467,471     2,438,654
FRN Ser. 05-1, Class 5A1, 5.00s, 2045                                    4,061,112     4,067,457
Americredit Automobile Receivables Trust 144A Ser. 05-1, Class E,
5.82s, 2012                                                              1,520,000     1,524,104
Ameriquest Finance NIM Trust 144A
Ser. 04-IAN, Class 1A, 5.437s, 2034 (Cayman Islands)                       182,261       182,261
Ser. 04-RN9, Class N1, 4.8s, 2034 (Cayman Islands)                         756,355       756,355
Ameriquest Mortgage Securities, Inc.
Ser. 03-12, Class S, IO, 5s, 2006                                        3,542,003       111,794
Ser. 03-6, Class S, IO, 5s, 2033                                         3,379,094        53,722
Ser. 03-8, Class S, IO, 5s, 2006                                         3,934,338        95,604
AQ Finance NIM Trust 144A Ser. 03-N9A, Class Note, 7.385s, 2033
(Cayman Islands)                                                            29,746        29,746
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038                                         1,283,000     1,339,532
Ser. 04-1A, Class E, 6.42s, 2039                                         1,112,000     1,131,113
Argent NIM Trust 144A
Ser. 04-WN2, Class A, 4.55s, 2034 (Cayman Islands)                          94,850        95,828
Ser. 04-WN9, Class A, 5.19s, 2034 (Cayman Islands)                         281,182       281,050
Asset Backed Funding Corp. NIM Trust 144A
Ser. 03-WMC1, Class Note, 6.9s, 2033                                       180,789       181,249
Ser. 04-0PT1, Class N1, 4.55s, 2033 (Cayman Islands)                       254,029       253,558
Ser. 04-0PT5, Class N1, 4.45s, 2034 (Cayman Islands)                       244,537       244,083
Ser. 04-AHL1, Class Note, 5.6s, 2033                                       632,790       633,729
Ser. 04-FF1, Class N1, 5s, 2034 (Cayman Islands)                           691,249       691,372
Ser. 04-FF1, Class N2, 5s, 2034 (Cayman Islands)                            58,000        53,458
Asset Backed Securities Corp. Home Equity Loan Trust
Ser. 03-HE5, Class A, IO, 4s, 2033                                       5,196,873        98,262
FRB Ser. 04-HE9, Class A2, 3.83s, 2034                                   1,058,924     1,061,159
FRB Ser. 05-HE1, Class A3, 3 3/4s, 2035                                  1,373,133     1,373,133
FRN Ser. 04-HE1, Class A3, 3.788s, 2034                                    198,056       198,203
Aviation Capital Group Trust 144A FRN Ser. 03-2A, Class G1,
4.13s, 2033                                                                981,787       983,244
Banc of America Funding Corp. 144A Ser. 04-NIM1, Class Note, 6s,
2034                                                                       273,466       273,466
Bank One Issuance Trust FRN Ser. 03-C4, Class C4, 4.418s, 2011             210,000       213,918
Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014                      420,000       420,000
Bayview Financial Acquisition Trust
Ser. 03-DA, Class A, IO, 4s, 2006                                        7,179,821        76,433
Ser. 03-E, Class A, IO, 4s, 2006                                         5,815,209        69,783
Ser. 04-B, Class A1, 3.82s, 2039                                         4,211,489     4,211,489
Ser. 04-D, Class A, IO, 3 1/2s, 2007                                    21,429,918       880,071
Ser. 05-B, Class A, IO, 2.702s, 2039                                    17,764,363       634,188
FRB Ser. 04-D, Class A, 3.871s, 2044                                     4,034,557     4,039,600
FRN Ser. 03-F, Class A, 3.981s, 2043                                     3,000,499     3,008,601
FRN Ser. 03-G, Class A1, 4.081s, 2039                                    4,813,000     4,822,024
Bayview Financial Acquisition Trust 144A
Ser. 03-CA, Class A, IO, 4s, 2005                                        4,440,800        43,681
FRN Ser. 04-B, Class M2, 5.381s, 2039                                      200,000       203,500
Bayview Financial Asset Trust Ser. 03-X, Class A, IO, 0.9s, 2006        30,687,661       514,181
Bayview Financial Asset Trust 144A
Ser. 03-Z, Class AIO1, IO, 0.426s, 2005                                 62,614,474        59,072
FRN Ser. 03-SSRA, Class A, 4.16s, 2038                                   1,309,144     1,316,868
FRN Ser. 03-SSRA, Class M, 4.81s, 2038                                   1,552,170     1,569,088
FRN Ser. 04-SSRA, Class A1, 4.06s, 2039                                  1,790,104     1,797,801
Bear Stearns Alternate Trust
Ser. 04-11, Class 2A2, 4.955s, 2034                                      4,420,385     4,425,238
Ser. 04-12, Class 2A2, 5.069s, 2035                                      8,646,316     8,669,541
Ser. 04-9, Class 1A1, 5.061s, 2034                                       1,256,011     1,258,921
Ser. 05-2, Class 2A2A, 4.878s, 2035                                      1,641,732     1,642,232
Bear Stearns Alternate Trust
Ser. 05-3, Class 2A1, 5.065s, 2035                                       6,568,392     6,584,334
Ser. 05-4, Class 22A2, 5.287s, 2035                                      9,793,551     9,852,860
Ser. 05-5, Class 21A1, 4.695s, 2035                                      5,256,055     5,265,910
Bear Stearns Asset Backed Securities NIM Trust 144A
Ser. 04-FR1, Class A1, 5s, 2034 (Cayman Islands)                           583,646       583,646
Ser. 04-HE10, Class A1, 4 1/4s, 2034 (Cayman Islands)                      419,563       417,400
Ser. 04-HE10, Class A2, 5s, 2034 (Cayman Islands)                          245,000       244,388
Ser. 04-HE5N, Class A1, 5s, 2034 (Cayman Islands)                          267,059       267,059
Ser. 04-HE5N, Class A2, 5s, 2034 (Cayman Islands)                          243,000       242,620
Ser. 04-HE6, Class A1, 5 1/4s, 2034 (Cayman Islands)                       371,259       371,259
Ser. 04-HE7N, Class A1, 5 1/4s, 2034                                       423,381       423,381
Ser. 04-HE8N, Class A1, 5s, 2034                                           184,580       184,407
Bear Stearns Asset Backed Securities, Inc.
Ser. 03-AC1, Class A, IO, 5s, 2005                                       6,804,600        28,143
Ser. 03-AC4, Class A, IO, 5s, 2006                                       8,992,800       220,605
FRN Ser. 03-1, Class A1, 3.96s, 2042                                       908,143       909,562
FRN Ser. 03-3, Class A2, 4.05s, 2043                                     2,229,000     2,233,876
Capital Auto Receivables Asset Trust Ser. 05-1, Class D, 6 1/2s,
2011                                                                     1,442,000     1,419,469
Capital One Multi-Asset Execution Trust FRN Ser. 02-C1, Class C1,
6.138s, 2010                                                               570,000       597,788
CARMAX Auto Owner Trust Ser. 04-2, Class D, 3.67s, 2011                    461,108       456,165
CARSSX Finance, Ltd. 144A
FRN Ser. 04-AA, Class B3, 6.738s, 2011 (Cayman Islands)                    377,962       381,210
FRN Ser. 04-AA, Class B4, 8.888s, 2011 (Cayman Islands)                  1,784,385     1,809,617
CDO Repackaging Trust Series 144A FRN Ser. 03-2, Class A, 7.541s,
2008                                                                     3,105,000     3,361,163
Centex Home Equity Ser. 04-C, Class A, IO, 3 1/2s, 2006                  1,614,500       242,439
Chase Credit Card Master Trust FRN Ser. 03-3, Class C, 4.468s,
2010                                                                     1,730,000     1,766,606
Chase Funding Net Interest Margin 144A Ser. 04-OPT1, Class Note,
4.458s, 2034                                                               808,116       804,075
CHEC NIM Ltd., 144A
Ser. 04-2, Class N1, 4.45s, 2034 (Cayman Islands)                          443,355       443,330
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)                             421,000       418,596
Ser. 04-2, Class N3, 8s, 2034 (Cayman Islands)                             169,000       145,340
Citibank Credit Card Issuance Trust FRN Ser. 01-C1, Class C1,
4.679s, 2010                                                             1,060,000     1,077,970
Conseco Finance Securitizations Corp.
Ser. 00-4, Class A6, 8.31s, 2032                                         8,597,000     7,429,527
Ser. 00-5, Class A4, 7.47s, 2032                                         3,170,550     3,232,553
Ser. 00-5, Class A6, 7.96s, 2032                                         3,727,000     3,240,358
Ser. 01-1, Class A4, 6.21s, 2032                                         5,250,682     5,321,130
Ser. 01-1, Class A5, 6.99s, 2032                                         2,692,000     2,512,428
Conseco Finance Securitizations Corp.
Ser. 01-3, Class A4, 6.91s, 2033                                         7,162,000     7,004,336
Ser. 01-4, Class A4, 7.36s, 2033                                         6,025,000     6,059,035
Ser. 01-4, Class B1, 9.4s, 2033                                          1,697,287       246,107
Ser. 02-1, Class A, 6.681s, 2033                                         0,407,385    10,717,471
Ser. 02-1, Class M2, 9.546s, 2033                                        4,582,000     2,199,360
Ser. 02-2, Class A, IO, 8 1/2s, 2033                                     8,174,061     2,084,198
Consumer Credit Reference IDX Securities 144A FRN Ser. 02-1A,
Class A, 5.444s, 2007                                                    3,061,000     3,098,506
Countrywide Alternative Loan Trust
Ser. 05-24, Class 1AX, IO, 0.702s, 2035                                  0,147,755       866,748
Ser. 05-24, Class IIAX, IO, 1.126s, 2035                                 4,484,187       948,762
Countrywide Asset Backed Certificates 144A
Ser. 04-11N, Class N, 5 1/4s, 2036                                         328,638       329,049
Ser. 04-14N, 5s, 2036                                                      591,592       591,777
Ser. 04-1NIM, Class Note, 6s, 2034                                       1,402,115     1,406,182
Ser. 04-6N, Class N1, 6 1/4s, 2035                                       2,101,501     2,108,725
Ser. 04-BC1N, Class Note, 5 1/2s, 2035                                     446,822       447,102
Countrywide Home Loans
Ser. 05-2, Class 2X, IO, 1.247s, 2035                                    1,103,566       869,929
Ser. 05-9, Class 1X, IO, 0.655s, 2035                                    8,092,247       790,094
Countrywide Partnership Trust 144A Ser. 04-EC1N, Class N, 5s,
2035                                                                       224,277       224,347
Crest, Ltd. 144A Ser. 03-2A, Class D2, 6.723s, 2038 (Cayman
Islands)                                                                 1,617,000     1,662,599
CS First Boston Mortgage Securities Corp. 144A Ser. 04-FR1N,
Class A, 5s, 2034                                                        1,442,598     1,440,795
Fieldstone Mortgage Investment Corp. FRN Ser. 05-1, Class M3, 4s,
2035                                                                       700,000       700,000
Finance America NIM Trust 144A Ser. 04-1, Class A, 5 1/4s, 2034            394,860       395,373
First Chicago Lennar Trust 144A Ser. 97-CHL1, Class D, 7.695s,
2039                                                                     4,880,001     4,958,538
First Consumers Master Trust FRN Ser. 01-A, Class A, 3.698s, 2008          855,050       848,103
First Franklin Mortgage Loan NIM Trust 144A
Ser. 04-FF1, Class N1, 4 1/2s, 2034                                         33,315        33,222
Ser. 04-FF10, Class N1, 4.45s, 2034 (Cayman Islands)                       417,439       416,865
Ser. 04-FF7A, Class A, 5s, 2034                                            505,676       505,676
First Horizon Mortgage Pass-Through Trust Ser. 05-AR2, Class 1A1,
4.843s, 2035                                                             3,328,508     3,329,585
First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023                921,446       922,022
Ford Credit Auto Owner Trust Ser. 04-A, Class C, 4.19s, 2009               650,000       639,641
Fort Point CDO, Ltd. FRN Ser. 03-2A, Class A2, 4.388s, 2038                616,000       622,345
Foxe Basin, Ltd. FRN Ser. 03-1A, Class A1, 3.91s, 2015 (Cayman
Islands)                                                                 2,000,000     2,006,600
Fremont NIM Trust 144A
Ser. 04-3, Class A, 4 1/2s, 2034                                           944,023       941,568
Ser. 04-3, Class B, 7 1/2s, 2034                                           265,070       239,915
Ser. 04-A, Class Note, 4 3/4s, 2034                                        175,908       175,380
Ser. 04-B, Class Note, 4.703s, 2034                                        150,309       150,497
Ser. 04-D, Class N1, 4 1/2s, 2034 (Cayman Islands)                         734,738       733,913
Ser. 04-D, Class N2, 7 1/2s, 2034 (Cayman Islands)                          99,235        98,936
G-Force CDO, Ltd. 144A
Ser. 02-1A, Class D, 7.61s, 2037 (Cayman Islands)                          315,000       336,712
Ser. 02-1A, Class E, 8 1/4s, 2037 (Cayman Islands)                         715,000       787,505
Ser. 03-1A, Class E, 6.58s, 2038 (Cayman Islands)                          939,000       963,795
G-Star, Ltd. 144A FRN Ser. 02-2A, Class BFL, 5.46s, 2037 (Cayman
Islands)                                                                   308,000       322,224
GE Capital Credit Card Master Note Trust FRN Ser. 04-2, Class C,
3.868s, 2010                                                             1,903,750     1,903,750
GE Corporate Aircraft Financing, LLC 144A Ser. 04-1A, Class B,
4.164s, 2018                                                               345,190       344,983
GEBL 144A
Ser. 04-2, Class C, 4.07s, 2032                                            299,758       299,945
Ser. 04-2, Class D, 5.97s, 2032                                            800,004       800,004
GMAC Mortgage Corp. Loan Trust
Ser. 04-HE5, Class A, IO, 6s, 2007                                       8,871,000       614,040
Ser. 05-AR1, Class 1A2, 4.43s, 2035                                      2,664,096     2,649,318
Goldentree Loan Opportunities II, Ltd. 144A FRN Ser. 2A, Class 4,
6.979s, 2015 (Cayman Islands)                                              470,000       476,909
Granite Mortgages PLC
FRN Ser. 01-1, Class 1C, 5.02s, 2041 (United Kingdom)                    2,794,001     2,832,418
FRN Ser. 02-1, Class 1C, 4.92s, 2042 (United Kingdom)                    1,300,000     1,320,410
FRN Ser. 02-2, Class 1C, 4.87s, 2043 (United Kingdom)                      650,000       660,400
FRN Ser. 04-1, Class 1C, 4.33s, 2044 (United Kingdom)                    1,619,000     1,625,577
Green Tree Financial Corp.
Ser. 95-8, Class B1, 7.3s, 2026                                            362,579       283,171
Ser. 97-4, Class A7, 7.36s, 2029                                           826,230       869,607
Ser. 97-7, Class A8, 6.86s, 2029                                           644,472       667,532
Ser. 99-3, Class A5, 6.16s, 2031                                           249,331       250,422
Ser. 99-3, Class A6, 6 1/2s, 2031                                        1,137,000     1,154,862
Ser. 99-5, Class A5, 7.86s, 2030                                        16,750,000    14,890,549
Greenpoint Manufactured Housing Ser. 00-3, Class IA, 8.45s, 2031         4,300,555     4,147,537
Greenpoint Mortgage Funding Trust Ser. 05-AR1, Class X1, IO,
1.654s, 2045                                                            23,053,585       806,875
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011                     2,782,929     2,739,535
GSAMP Trust 144A
Ser. 04-FM1N, Class Note, 5 1/4s, 2033                                     123,546       123,546
Ser. 04-HE1N, Class N1, 5s, 2034                                           303,768       303,313
Ser. 04-NIM1, Class N1, 5 1/2s, 2034                                     2,058,035     2,057,212
Ser. 04-NIM1, Class N2, zero %, 2034                                     1,553,000     1,143,785
Ser. 04-NIM2, Class N, 4 7/8s, 2034                                      2,267,405     2,257,655
Ser. 04-SE2N, Class Note, 5 1/2s, 2034                                     247,853       247,605
Ser. 05-NC1, Class N, 5s, 2035                                             853,507       851,373
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1A3, 8s, 2035                                           219,924       236,248
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035                                     2,257,183     2,389,529
Ser. 05-RP2, Class 1A3, 8s, 2035                                         1,811,397     1,941,610
Guggenheim Structured Real Estate Funding, Ltd. FRB Ser. 05-1A,
Class D, 4.99s, 2030 (Cayman Islands)                                    1,975,000     1,973,138
High Income Trust Securities 144A FRB Ser. 03-1A, Class A, 3.73s,
2036 (Cayman Islands)                                                    2,601,716     2,556,186
Holmes Financing PLC
FRB Ser. 1, Class 2C, 4.749s, 2040 (United Kingdom)                     13,365,000    13,394,403
FRB Ser. 4, Class 3C, 4.899s, 2040 (United Kingdom)                        870,000       881,136
FRB Ser. 8, Class 2C, 4.319s, 2040 (United Kingdom)                        746,000       749,497
Home Equity Asset Trust 144A
Ser. 03-7N, Class A, 5 1/4s, 2034                                           82,829        82,001
Ser. 04-1N, Class A, 5s, 2034                                              153,398       152,631
Ser. 04-3N, Class A, 5s, 2034                                              304,194       303,205
Ser. 04-4N, Class A, 5s, 2034                                              291,909       290,449
Ser. 04-5N, Class A, 5 1/4s, 2034                                        1,371,366     1,367,938
Ser. 04-7N, Class A, 4 1/2s, 2035                                        2,935,709     2,913,691
Ser. 05-6N, Class A, 5 1/4s, 2035                                        3,383,379     3,374,921
Hyundai Auto Receivables Trust Ser. 04-A, Class D, 4.1s, 2011              429,000       421,637
IMPAC Secured Assets Corp. Ser. 03-1, Class A, IO, 5s, 2005              1,013,666           272
Lehman Manufactured Housing Ser. 98-1, Class 1, IO, 0.811s, 2028        26,663,962       542,193
LNR CDO, Ltd. 144A
FRB Ser. 02-1A, Class FFL, 6.21s, 2037   (Cayman Islands)                5,220,000     5,220,000
FRB Ser. 03-1A, Class EFL, 6.46s, 2036   (Cayman Islands)                2,585,000     2,763,624
Long Beach Asset Holdings Corp. NIM Trust 144A
Ser. 04-2, Class N1, 4.94s, 2034                                           196,443       196,443
Ser. 04-5, Class Note, 5s, 2034                                            775,927       776,082
Ser. 05-1, Class N1, 4.115s, 2035                                        2,391,940     2,391,940
Long Beach Mortgage Loan Trust
Ser. 04-3, Class S1, IO, 4 1/2s, 2006                                   21,233,114       865,249
Ser. 04-3, Class S2, IO, 4 1/2s, 2006                                   10,616,494       432,622
Madison Avenue Manufactured Housing Contract
Ser. 02-A IO, 0.3s, 2032                                               189,694,122     2,134,059
FRB Ser. 02-A, Class B1, 6.71s, 2032                                     4,059,503     1,989,156
Marriott Vacation Club Owner Trust 144A
Ser. 04-2A, Class C, 4.741s, 2026                                          161,630       157,252
Ser. 04-2A, Class D, 5.389s, 2026                                          175,684       171,021
FRB Ser. 02-1A, Class A1, 4.13s, 2024                                    1,862,153     1,877,700
Master Asset Backed Securities NIM Trust 144A
Ser. 04-CI3, Class N1, 4.45s, 2034                                          71,643        71,564
Ser. 04-CI5, Class N1, 4.946s, 2034                                        629,673       630,933
Ser. 04-CI5, Class N2, 9s, 2034                                            400,000       395,000
Ser. 04-HE1A, Class Note, 5.191s, 2034                                     339,071       340,088
Master Reperforming Loan Trust 144A Ser. 05-1, Class 1A4, 7 1/2s,
2034                                                                     2,888,669     3,057,476
MBNA Credit Card Master Note Trust FRN Ser. 03-C5, Class C5,
4.568s, 2010                                                             1,730,000     1,774,289
Merit Securities Corp. FRB Ser. 11PA, Class 3A1, 4.101s, 2027            6,542,384     6,280,688
Merrill Lynch Mortgage Investors, Inc.
Ser. 03-WM3N, Class N1, 8s, 2034                                            16,065        16,065
Ser. 04-OP1N, Class N1, 4 3/4s, 2035 (Cayman Islands)                      285,892       284,820
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 03-OP1N, Class N1, 7 1/4s, 2034                                        62,101        62,131
Ser. 03-WM1N, Class N1, 7s, 2033                                           184,007       184,467
Ser. 04-FM1N, Class N1, 5s, 2035 (Cayman Islands)                          143,374       143,441
Ser. 04-HE1N, Class N1, 5s, 2006                                           243,653       242,664
Ser. 04-HE2N, Class N1, 5s, 2035 (Cayman Islands)                          552,492       549,902
Ser. 04-WM1N, Class N1, 4 1/2s, 2034                                        19,962        19,984
Ser. 04-WM2N, Class N1, 4 1/2s, 2005                                       119,792       119,268
Ser. 04-WM3N, Class N1, 4 1/2s, 2005                                       487,498       485,593
Ser. 05-WM1N, Class N1, 5s, 2035                                         1,410,180     1,410,841
Metris Master Trust FRN Ser. 04-2, Class C, 4.78s, 2010                  1,050,000     1,055,320
Metris Master Trust 144A
FRB Ser. 04-2, Class D, 6.688s, 2010                                       668,000       678,020
FRN Ser. 01-2, Class C, 5.33s, 2009                                      1,670,000     1,670,716
Mid-State Trust
Ser. 10, Class B, 7.54s, 2036                                              874,098       778,195
Ser. 11, Class B, 8.221s, 2038                                             460,281       468,617
MMCA Automobile Trust Ser. 02-1, Class B, 5.37s, 2010                    2,884,648     2,873,686
Morgan Stanley ABS Capital I FRB Ser. 04-WMC3, Class A2PT, 3
3/4s, 2035                                                               2,609,892     2,610,858
Morgan Stanley Auto Loan Trust Ser. 04-HB2, Class D, 3.82s, 2012           129,737       129,283
Morgan Stanley Auto Loan Trust 144A
Ser. 04-HB1, Class D, 5 1/2s, 2011                                       1,090,000     1,082,962
Ser. 04-HB2, Class E, 5s, 2012                                             513,000       494,069
Morgan Stanley Dean Witter Capital I
FRB Ser. 01-NC3, Class B1, 5.91s, 2031                                     320,297       320,489
FRB Ser. 01-NC4, Class B1, 5.96s, 2032                                     312,879       313,297
Morgan Stanley Mortgage Loan Trust Ser. 05-3AR, Class 2A2, 5.29s,
2035                                                                     5,084,749     5,116,528
Navigator CDO, Ltd. 144A FRB Ser. 03-1A, Class A1, 3.758s, 2015
(Cayman Islands)                                                         1,168,000     1,171,504
Navistar Financial Corp. Owner Trust Ser. 05-A, Class C, 4.84s,
2014                                                                       873,000       869,537
New Century Home Equity Loan Trust Ser. 03-5, Class AI7, 5.15s,
2033                                                                     1,734,000     1,701,759
New Century Mortgage Corp. NIM Trust 144A Ser. 03-B, Class Note,
6 1/2s, 2033                                                                67,293        67,378
Newcastle CDO, Ltd. 144A FRB Ser. 3A, Class 4FL, 6.66s, 2038
(Cayman Islands)                                                           624,000       638,040
Nomura Asset Acceptance Corp. Ser. 04-R3, Class PT, 9.304s, 2035           735,606       793,765
Nomura Asset Acceptance Corp. 144A Ser. 04-R2, Class PT, 10.118s,
2034                                                                       700,325       756,132
Novastar NIM Trust 144A
Ser. 04-N1, Class Note, 4.458s, 2034                                        63,000        63,000
Ser. 04-N2, Class Note, 4.458s, 2034                                       322,224       322,224
Oakwood Mortgage Investors, Inc. Ser. 02-C, Class A1, 5.41s, 2032        5,518,703     4,833,826
Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4, 7.21s,
2030                                                                       818,050       761,180
Ocean Star PLC 144A FRB Ser. 04, Class D, 5.55s, 2018 (Ireland)            623,000       623,000
Option One Mortgage Securities Corp. NIM Trust 144A Ser. 04-2A,
Class N1, 4.213s, 2034 (Cayman Islands)                                  1,114,374     1,114,374
Option One Woodbridge Loan Trust 144A Ser. 03-1, Class S, IO,
3.7s, 2005                                                               1,446,213           287
Origen Manufactured Housing Ser. 04-B, Class A2, 3.79s, 2017               431,000       421,505
Park Place Securities NIM Trust 144A
Ser. 04-MCWN1, Class A, 4.458s, 2034                                       209,140       209,140
Ser. 04-WCW2, Class D, 7.387s, 2034 (Cayman Islands)                       770,000       772,926
Ser. 04-WHQ2, Class A, 4s, 2035                                          1,186,434     1,177,536
Park Place Securities, Inc. FRB Ser. 04-WHQ2, Class A3A, 3.81s,
2035                                                                     1,987,279     1,990,477
People's Choice Net Interest Margin Note 144A
Ser. 04-2, Class A, 5s, 2034                                             1,430,680     1,433,896
Ser. 04-2, Class B, 5s, 2034                                               313,000       283,578
Permanent Financing PLC
FRB Ser. 1, Class 3C, 4.579s, 2042 (United Kingdom)                        870,000       878,352
FRB Ser. 3, Class 3C, 4.529s, 2042 (United Kingdom)                      1,300,000     1,324,223
Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 4.41s, 2011   (United Kingdom)                   657,000       660,274
FRB Ser. 04-2A, Class C, 4.29s, 2011 (United Kingdom)                      912,000       917,892
Providian Gateway Master Trust 144A
Ser. 04-DA, Class D, 4.4s, 2011                                            944,000       921,580
Ser. 04-FA, Class E, 5s, 2011                                              500,000       500,000
FRB Ser. 04-AA, Class D, 5.238s, 2011                                    1,204,000     1,228,682
FRN Ser. 04-BA, Class D, 4.788s, 2010                                    1,900,000     1,913,490
FRN Ser. 04-EA, Class D, 4.318s, 2011                                      701,000       707,189
Renaissance Home Equity Loan Trust
Ser. 03-2, Class A, IO, 3s, 2005                                         1,193,720        11,268
Ser. 03-4, Class S, IO, 3s, 2006                                         1,408,637        16,177
Renaissance NIM Trust 144A
Ser. 04-A, Class Note, 4.45s, 2034                                         316,642       316,262
Ser. 05-1, Class N, 4.7s, 2035                                             769,643       769,643
Residential Accredit Loans, Inc.
Ser. 04-QA5, Class A2, 4.994s, 2034                                        836,503       837,893
Ser. 04-QA6, Class NB1, 4.978s, 2034                                     5,013,857     5,020,525
Ser. 05-QA4, Class A21, 5.281s, 2035                                     4,773,599     4,803,781
Residential Asset Mortgage Products, Inc. Ser. 04-RZ2, Class A,
IO, 3 1/2s, 2006                                                         4,766,667        96,782
Residential Asset Securities Corp. Ser. 03-KS4, Class AI, IO, 3
1/2s, 2005                                                                 472,500         3,645
Residential Asset Securities Corp. 144A
Ser. 04-N10B, Class A1, 5s, 2034                                         1,116,082     1,111,723
Ser. 04-NT, Class Note, 5s, 2034                                           985,790       979,628
Ser. 04-NT12, Class Note, 4.7s, 2035                                       446,580       446,569
Residential Asset Securities Corp. NIM Trust 144A Ser. 05-NTR1,
Class Note, 4 1/4s, 2035                                                 2,401,242     2,394,864
Residential Funding Mortgage Securities II
Ser. 03-HS1, Class AI, IO, 5 1/2s, 2033                                  7,532,475        32,390
Ser. 03-HS2, Class AI, IO, 5 1/2s, 2005                                  2,685,242        45,313
Ser. 03-HS3, Class AI, IO, 5s, 2006                                      3,623,749        64,140
SAIL Net Interest Margin Notes 144A
Ser. 03-12A, Class A, 7.35s, 2033 (Cayman Islands)                          74,166        74,582
Ser. 03-13A, Class A, 6 3/4s, 2033 (Cayman Islands)                         74,016        74,253
Ser. 03-3, Class A, 7 3/4s, 2033 (Cayman Islands)                           33,548        33,447
Ser. 03-4, Class A, 7 1/2s, 2033 (Cayman Islands)                           78,700        78,393
Ser. 03-5, Class A, 7.35s, 2033 (Cayman Islands)                            33,898        33,752
Ser. 03-6A, Class A, 7s, 2033 (Cayman Islands)                              36,211        36,330
Ser. 03-7A, Class A, 7s, 2033 (Cayman Islands)                              42,320        41,952
Ser. 03-8A, Class A, 7s, 2033 (Cayman Islands)                              83,445        80,666
Ser. 03-9A, Class A, 7s, 2033 (Cayman Islands)                             242,709       242,855
Ser. 03-BC2A, Class A, 7 3/4s, 2033 (Cayman Islands)                       153,583       149,252
Ser. 04-10A, Class A, 5s, 2034 (Cayman Islands)                          1,677,625     1,678,128
Ser. 04-11A, Class A2, 4 3/4s, 2035 (Cayman Islands)                     2,181,924     2,182,495
Ser. 04-2A, Class A, 5 1/2s, 2034 (Cayman Islands)                         868,177       868,350
Ser. 04-4A, Class A, 5s, 2034 (Cayman Islands)                           1,065,315     1,065,528
Ser. 04-4A, Class B, 7 1/2s, 2034 (Cayman Islands)                         350,000       330,645
Ser. 04-5A, Class A, 4 1/2s, 2034 (Cayman Islands)                         340,551       340,347
Ser. 04-7A, Class A, 4 3/4s, 2034 (Cayman Islands)                         509,781       509,425
Ser. 04-7A, Class B, 6 3/4s, 2034 (Cayman Islands)                         128,749       126,097
Ser. 04-8A, Class A, 5s, 2034 (Cayman Islands)                             567,271       567,384
Ser. 04-8A, Class B, 6 3/4s, 2034 (Cayman Islands)                         531,248       520,782
Ser. 04-AA, Class A, 4 1/2s, 2034 (Cayman Islands)                       1,549,011     1,545,448
Ser. 04-BN2A, Class A, 5s, 2034 (Cayman Islands)                           329,330       329,428
Ser. 04-BNCA, Class A, 5s, 2034 (Cayman Islands)                           139,021       139,048
Ser. 05-1A, Class A, 4 1/4s, 2035                                        2,126,864     2,121,439
Ser. 05-2A, Class A, 4 3/4s, 2035 (Cayman Islands)                       2,650,199     2,650,907
Sasco Net Interest Margin Trust 144A
Ser. 05-NC1A, Class A, 4 3/4s, 2035                                      2,274,880     2,275,455
Ser. 05-WF1A, Class A, 4 3/4s, 2035                                      2,222,467     2,227,579
Saxon Net Interest Margin Trust 144A Ser. 03-A, Class A, 6.656s,
2033                                                                           421           421
Sharps SP I, LLC Net Interest Margin Trust 144A
Ser. 03-0P1N, Class NA, 4.45s, 2033                                        292,314       292,314
Ser. 03-HE1N, Class N, 6.9s, 2033                                           52,978        53,111
Ser. 03-TC1N, Class N, 7.45s, 2033                                           9,355         9,355
Ser. 04-4N, Class Note, 6.65s, 2034                                        231,592       231,592
Ser. 04-HE1N, Class Note, 4.94s, 2034                                      250,078       250,078
Ser. 04-HE2N, Class NA, 5.43s, 2034                                        184,267       183,806
Ser. 04-HE4N, Class NA, 3 3/4s, 2034                                     2,196,598     2,185,615
Ser. 04-HS1N, Class Note, 5.92s, 2034                                      151,597       151,597
Ser. 04-RM2N, Class NA, 4s, 2035                                         1,075,092     1,071,115
South Coast Funding 144A FRB Ser. 3A, Class A2, 4.96s, 2038
(Cayman Islands)                                                           470,000       472,350
Structured Asset Receivables Trust FRB 144A Ser. 05-1A, 4.334s,
2015                                                                     5,352,000     5,275,065
Structured Adjustable Rate Mortgage Loan Trust
Ser. 04-10, Class 1A1, 4.922s, 2034                                      1,934,818     1,941,930
Ser. 04-12, Class 1A2, 5.017s, 2034                                      2,703,547     2,715,154
Ser. 04-14, Class 1A, 5.106s, 2034                                       2,393,801     2,405,336
Ser. 04-16, Class 1A2, 5.02s, 2034                                       3,749,269     3,763,236
Ser. 04-18, Class 1A1, 5.053s, 2034                                      2,406,300     2,414,718
Ser. 04-20, Class 1A2, 5.081s, 2035                                      6,234,625     6,259,079
Ser. 04-6, Class 1A, 4.382s, 2034                                        7,956,319     7,946,400
Ser. 04-8, Class 1A3, 4.697s, 2034                                          79,613        79,564
Ser. 05-1, Class 1A1, 5.148s, 2035                                      10,339,428    10,384,078
Ser. 05-4, Class 1A1, 5.393s, 2035                                      10,138,278    10,212,440
Ser. 05-7, Class 1A1, 5.407s, 2035                                       2,659,806     2,679,536
Ser. 05-7, Class 1A3, 5.405s, 2035                                      10,560,238    10,640,310
Ser. 05-9, Class AX, IO, 0.492s, 2035                                   55,975,071     1,673,655
Structured Adjustable Rate Mortgage Loan Trust 144A Ser. 04-NP2,
Class A, 3.664s, 2034                                                    2,115,943     2,116,154
Structured Asset Investment Loan Trust
Ser. 03-BC1A, Class A, 7 3/4s, 2033 (Cayman Islands)                         8,236         8,302
Ser. 04-3, Class A, IO, 6s, 2005                                        21,163,230       196,866
Structured Asset Securities Corp.
Ser. 03-26A, Class 2A, 4.563s, 2033                                      2,382,930     2,397,286
Ser. 03-40A, Class 1A, 4.898s, 2034                                      1,404,455     1,416,262
Ser. 04-8, Class 1A1, 4.697s, 2034                                       1,534,356     1,536,478
Ser. 05-10, Class 3A3, 10.685s, 2034                                     3,638,955     3,644,232
Ser. 98-RF3, Class A, IO, 6.1s, 2028                                     5,401,093       661,634
IFB Ser. 05-6, Class 5A8, 6.98s, 2035                                    4,834,667     4,549,261
Structured Asset Securities Corp. 144A
FRB Ser. 03-NP2, Class A2, 4.01s, 2032                                   1,425,616     1,425,616
FRB Ser. 03-NP3, Class A1, 3.96s, 2033                                     239,988       240,012
Terwin Mortgage Trust FRB Ser. 04-5HE, Class A1B, 3.88s, 2035            3,199,000     3,204,289
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038 (Cayman
Islands)                                                                 1,698,000     1,630,027
Wells Fargo Home Equity Trust 144A
Ser. 04-1N, Class A, 5s, 2034                                              572,517       572,632
Ser. 04-2, Class N1, 4.45s, 2034 (Cayman Islands)                        1,298,598     1,298,521
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)                             862,000       836,140
Wells Fargo Mortgage Backed Securities Trust Ser. 05-AR12, Class
2A5, 4.322s, 2035                                                       21,311,205    20,872,273
WFS Financial Owner Trust
Ser. 04-1, Class D, 3.17s, 2011                                            363,800       358,968
Ser. 04-3, Class D, 4.07s, 2012                                            825,940       817,763
Ser. 04-4, Class D, 3.58s, 2012                                            360,144       355,150
Ser. 05-1, Class D, 4 1/4s, 2012                                           891,000       880,085
Whole Auto Loan Trust Ser. 03-1, Class C, 3.13s, 2010                      279,973       277,405
Whole Auto Loan Trust 144A
Ser. 03-1, Class D, 6s, 2010                                             1,097,746     1,097,978
Ser. 04-1, Class D, 5.6s, 2011                                           1,414,748     1,408,117
------------------------------------------------------------------------------------------------
Total asset-backed securities (cost $548,813,234)                                   $538,072,122

------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (5.5%)*
------------------------------------------------------------------------------------------------
                                                                Principal amount           Value
------------------------------------------------------------------------------------------------
Aerospace and Defense (0.1%)
Boeing Capital Corp. sr. notes 6.1s, 2011                               $145,000        $154,281
Boeing Co. (The) debs. 6 7/8s, 2043                                      685,000         836,506
L-3 Communications Corp. 144A sr. sub. notes 6 3/8s, 2015                595,000         602,438
Lockheed Martin Corp. bonds 8 1/2s, 2029 (S)                           1,270,000       1,788,439
Raytheon Co. debs. 7s, 2028                                              625,000         744,792
Raytheon Co. debs. 6 3/4s, 2018                                          185,000         209,414
Raytheon Co. debs. 6s, 2010                                              581,000         609,471
Raytheon Co. notes 8.3s, 2010                                          1,145,000       1,303,672
Raytheon Co. notes 4.85s, 2011                                           830,000         827,840
                                                                                       7,076,853
------------------------------------------------------------------------------------------------
Airlines (0.1%)
Continental Airlines, Inc. pass-through certificates Ser. 98-2,
6.32s, 2008                                                            4,215,000       4,260,237
------------------------------------------------------------------------------------------------
Automotive (0.3%)
DaimlerChrysler NA Holding Corp. company guaranty 7.2s, 2009           3,720,000       4,001,310
DaimlerChrysler NA Holding Corp. company guaranty 6 1/2s, 2013         1,130,000       1,224,502
Ford Motor Co. debs. 9.98s, 2047                                         910,000         872,068
Ford Motor Credit Corp. notes 7 7/8s, 2010                               260,000         262,420
Ford Motor Credit Corp. notes 7 3/4s, 2007                               190,000         194,106
Ford Motor Credit Corp. notes 7 3/8s, 2009                             3,835,000       3,826,467
General Motors Acceptance Corp. FRN 4.559s, 2007 (S)                   1,870,000       1,828,413
General Motors Acceptance Corp. FRN Ser. MTN, 4.509s, 2007             1,170,000       1,157,213
General Motors Acceptance Corp. FRN Ser. MTN, 4.13s, 2007              1,815,000       1,785,365
                                                                                      15,151,864
------------------------------------------------------------------------------------------------
Banking (1.0%)
Allfirst Financial Inc. sub. notes 7.2s, 2007                          1,055,000       1,105,071
Bank of America Corp. notes 4 3/4s, 2015                                 375,000         369,687
Bank of America Corp. sub. notes 7.4s, 2011                              705,000         800,670
Bank of New York Co., Inc. (The) sr. sub. notes FRN 3.4s, 2013           405,000         390,658
Bank One Corp. sub. notes 5 1/4s, 2013                                   100,000         101,466
Bank United Corp. notes Ser. A, 8s, 2009                               4,000,000       4,423,276
Barclays Bank PLC FRB 6.278s, 2049 (United Kingdom)                    1,110,000       1,133,332
Capital One Bank notes 6 1/2s, 2013                                      545,000         590,839
Capital One Bank notes Ser. BKNT, 4 7/8s, 2008                           385,000         387,129
Capital One Bank sr. notes Ser. BKNT, 6.7s, 2008                         470,000         494,738
Citigroup, Inc. debs. 6 5/8s, 2028                                     1,925,000       2,209,494
Citigroup, Inc. sub. notes 5s, 2014                                    3,382,000       3,386,288
Countrywide Capital III company guaranty Ser. B, 8.05s, 2027           1,035,000       1,265,972
Credit Suisse First Boston USA, Inc. notes 4 7/8s, 2015                  780,000         774,298
First Chicago NBD Corp. sub. notes 6 3/8s, 2009                          285,000         301,622
Fleet Capital Trust V bank guaranty FRN 4.43s, 2028                      935,000         929,419
Greenpoint Capital Trust I company guaranty 9.1s, 2027                   600,000         661,756
HSBC Capital Funding LP 144A bank guaranty FRB 9.547s, 2049
(Jersey)                                                               2,300,000       2,753,795
HSBC Capital Funding LP 144A bank guaranty FRB 4.61s, 2013
(Jersey)                                                               2,505,000       2,402,290
JPMorgan Chase & Co. sub. notes 5 1/8s, 2014                           3,050,000       3,068,300
JPMorgan Chase Capital XV notes 5 7/8s, 2035 (S)                       3,380,000       3,380,213
National City Bank bonds 4 5/8s, 2013                                  1,095,000       1,073,916
National City Bank sub. notes Ser. BKNT, 6 1/4s, 2011                  1,165,000       1,257,472
NB Capital Trust IV company guaranty 8 1/4s, 2027                      5,540,000       6,032,888
PNC Funding Corp. bonds 5 1/4s, 2015 (S)                               1,280,000       1,297,464
Popular North America, Inc. sub. notes 3 7/8s, 2008 (Puerto Rico)      1,200,000       1,175,134
Rabobank Capital Funding II 144A bonds 5.26s, 2049                        80,000          80,414
Rabobank Capital Funding Trust 144A sub. notes FRN 5.254s, 2049          985,000         985,821
Royal Bank of Scotland Group PLC bonds Ser. 1, 9.118s, 2049
(United Kingdom)                                                       1,900,000       2,226,004
Royal Bank of Scotland Group PLC FRB 7.648s, 2049 (United
Kingdom)                                                                 400,000         500,504
Suncorp-Metway, Ltd. 144A notes FRN 3 1/2s, 2013 (Australia)           1,270,000       1,232,780
UBS AG/Jersey Branch FRN 6.43s, 2008 (Jersey)                          3,020,000       3,110,600
UBS Preferred Funding Trust I company guaranty 8.622s, 2049            1,345,000       1,568,979
Wachovia Bank NA sub. notes 4 7/8s, 2015                               1,465,000       1,455,097
Wachovia Corp. sub. notes 5 1/2s, 2035                                   660,000         659,034
Wachovia Corp. sub. notes 5 1/4s, 2014                                    90,000          91,678
Westpac Capital Trust III 144A sub. notes FRN 5.819s, 2049
(Australia)                                                            1,010,000       1,049,016
                                                                                      54,727,114
------------------------------------------------------------------------------------------------
Beverage (--%)
Diageo PLC company guaranty 8s, 2022                                     760,000         985,999
Miller Brewing Co. 144A notes 5 1/2s, 2013                             1,380,000       1,404,520
                                                                                       2,390,519
------------------------------------------------------------------------------------------------
Broadcasting (0.1%)
Chancellor Media Corp. company guaranty 8s, 2008                       1,355,000       1,453,026
News America Holdings, Inc. debs. 7 3/4s, 2045                         1,065,000       1,289,883
                                                                                       2,742,909
------------------------------------------------------------------------------------------------
Cable Television (0.2%)
Comcast Corp. company guaranty 4.95s, 2016                               815,000         794,633
Cox Communications, Inc. notes 7 3/4s, 2010                              730,000         814,219
Cox Communications, Inc. notes 6 3/4s, 2011                              745,000         798,601
Cox Enterprises, Inc. 144A notes 7 7/8s, 2010                          1,045,000       1,173,938
Jones Intercable, Inc. sr. notes 7 5/8s, 2008                          3,585,000       3,833,648
TCI Communications, Inc. debs. 8 3/4s, 2015                            1,115,000       1,402,569
TCI Communications, Inc. debs. 7 7/8s, 2013                            1,175,000       1,370,916
                                                                                      10,188,524
------------------------------------------------------------------------------------------------
Chemicals (0.1%)
Dow Chemical Co. (The) debs. 8.55s, 2009                               1,315,000       1,481,772
Dow Chemical Co. (The) notes 6s, 2012                                    115,000         123,263
Dow Chemical Co. (The) Pass Through Trust 144A company guaranty
4.027s, 2009                                                           1,510,000       1,458,028
ICI Wilmington, Inc. company guaranty 5 5/8s, 2013                     1,235,000       1,255,821
Lubrizol Corp. (The) sr. notes 5 1/2s, 2014                              470,000         477,057
Potash Corp. of Saskatchewan notes 7 3/4s, 2011 (Canada)                 510,000         583,277
Praxair, Inc. notes 6 3/8s, 2012                                         465,000         506,836
                                                                                       5,886,054
------------------------------------------------------------------------------------------------
Conglomerates (--%)
Tyco International Group SA company guaranty 7s, 2028
(Luxembourg)                                                             785,000         932,508
Tyco International Group SA company guaranty 6 3/4s, 2011
(Luxembourg)                                                           1,185,000       1,297,244
                                                                                       2,229,752
------------------------------------------------------------------------------------------------
Consumer Finance (0.1%)
Block Financial Corp. notes 5 1/8s, 2014                                 760,000         737,614
Household Finance Corp. notes 8s, 2010                                   740,000         839,020
Household Finance Corp. notes 7s, 2012                                 1,310,000       1,459,185
Household Finance Corp. notes 6 3/8s, 2011                               205,000         219,713
HSBC Finance Corp. notes 6 3/4s, 2011                                    860,000         939,184
HSBC Finance Corp. notes 5 1/4s, 2015                                    970,000         976,853
                                                                                       5,171,569
------------------------------------------------------------------------------------------------
Containers (--%)
Sealed Air Corp. 144A notes 5 5/8s, 2013                                 800,000         808,631
------------------------------------------------------------------------------------------------
Electric Utilities (0.6%)
AEP Texas Central Co. sr. notes Ser. D, 5 1/2s, 2013                     485,000         499,015
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013                       905,000         928,392
Appalachian Power Co. sr. notes Ser. K, 5s, 2017                         560,000         547,546
Beaver Valley II Funding debs. 9s, 2017                                  935,000       1,089,453
Carolina Power & Light Co. 1st mtge. 6 1/8s, 2033                        480,000         524,544
Carolina Power & Light Co. 1st mtge. 5.7s, 2035                          655,000         678,500
Cleveland Electric Illuminating Co. (The) 144A sr. notes Ser. D,
7.88s, 2017                                                              550,000         683,117
Consumers Energy Co. 1st mtge. 5.65s, 2020                               420,000         429,066
Consumers Energy Co. 1st mtge. Ser. B, 5 3/8s, 2013                    2,410,000       2,454,033
Dayton Power & Light Co. (The) 1st mtge. 5 1/8s, 2013                    975,000         986,667
Detroit Edison Co. 144A 1st mtge. 5.45s, 2035                            520,000         516,664
FirstEnergy Corp. notes Ser. B, 6.45s, 2011                               55,000          59,145
FirstEnergy Corp. notes Ser. C, 7 3/8s, 2031                             773,000         929,663
Florida Power & Light Co. 1st mtge. 5.95s, 2033                        1,055,000       1,158,919
Indianapolis Power & Light 144A 1st mtge. 6.3s, 2013                     515,000         548,446
Kansas Gas & Electric 144A bonds 5.647s, 2021                            320,000         316,122
MidAmerican Energy Holdings Co. sr. notes 4 5/8s, 2007                 1,140,000       1,138,522
MidAmerican Energy Holdings Co. sr. notes 3 1/2s, 2008                   245,000         236,414
Monongahela Power Co. 1st mtge. 5s, 2006                               2,185,000       2,194,146
Nevada Power Co. 2nd mtge. 9s, 2013                                      463,000         519,718
Nevada Power Co. 144A general ref. mtge. 5 7/8s, 2015                    425,000         435,625
NiSource Finance Corp. company guaranty 7 7/8s, 2010                   1,355,000       1,530,776
Oncor Electric Delivery Co. sec. notes 7 1/4s, 2033                      820,000         997,376
Oncor Electric Delivery Co. sec. notes 6 3/8s, 2012                    1,365,000       1,475,744
Pacific Gas & Electric Co. 1st mtge. 6.05s, 2034                       1,180,000       1,277,335
Pacific Gas & Electric Co. 1st mtge. 4.8s, 2014                          550,000         542,910
PacifiCorp Sinking Fund 1st mtge. 5.45s, 2013                          1,020,000       1,054,793
Pepco Holdings, Inc. notes 5 1/2s, 2007                                  825,000         838,121
Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012 (S)           1,288,685       1,322,616
PP&L Capital Funding, Inc. company guaranty Ser. D, 8 3/8s, 2007         605,000         644,964
Public Service Co. of Colorado sr. notes Ser. A, 6 7/8s, 2009            375,000         403,018
Public Service Co. of New Mexico sr. notes 4.4s, 2008                    570,000         563,293
Public Service Electric & Gas Co. 1st mtge. FRN 6 3/8s, 2008             915,000         953,734
Rochester Gas & Electric notes 6 3/8s, 2033                              765,000         875,145
Southern California Edison Co. 1st mtge. 6s, 2034                        770,000         836,266
Southern California Edison Co. 1st mtge. 5s, 2016                        280,000         279,676
Southern California Edison Co. 1st mtge. 5s, 2014                        985,000         991,451
Tampa Electric Co. notes 6 7/8s, 2012                                    660,000         733,798
Westar Energy, Inc. 1st mtge. 5.1s, 2020                                 800,000         778,447
                                                                                      32,973,180
------------------------------------------------------------------------------------------------
Electronics (--%)
Motorola, Inc. notes 7 5/8s, 2010                                        390,000         438,439
Motorola, Inc. notes 4.608s, 2007                                        745,000         744,801
------------------------------------------------------------------------------------------------
Financial (0.9%)
Associates First Capital Corp. debs. 6.95s, 2018                       3,165,000       3,695,903
Associates First Capital Corp. sub. debs. 8.15s, 2009                  4,065,000       4,577,275
AXA Financial, Inc. sr. notes 7 3/4s, 2010                             1,250,000       1,411,420
Bosphorus Financial Services, Ltd. 144A sec. FRN 5.59s, 2012
(Cayman Islands)                                                       2,989,000       2,988,423
CIT Group, Inc. sr. notes 7 3/4s, 2012 (S)                             1,015,000       1,172,935
CIT Group, Inc. sr. notes 5s, 2015                                       835,000         823,998
CIT Group, Inc. sr. notes 5s, 2014 (S)                                 2,575,000       2,554,001
Executive Risk Capital Trust company guaranty Ser. B, 8.675s,
2027                                                                   1,545,000       1,687,210
Fund American Cos. Inc. notes 5 7/8s, 2013                             1,370,000       1,395,448
General Electric Capital Corp. notes Ser. A, 6 3/4s, 2032                565,000         677,450
General Electric Capital Corp. notes Ser. A, 6s, 2012                    830,000         887,924
General Electric Capital Corp. notes Ser. MTNA, 6 1/8s, 2011             955,000       1,017,941
Hartford Financial Services Group, Inc. (The) sr. notes 7.9s,
2010                                                                     890,000       1,005,845
International Lease Finance Corp. FRN Ser. MTNP, 3.999s, 2010          2,080,000       2,075,938
International Lease Finance Corp. notes 4 3/4s, 2012                   2,630,000       2,570,783
International Lease Finance Corp. unsub. 4 3/4s, 2009                  1,060,000       1,050,164
John Hancock Global Funding II 144A notes 7.9s, 2010                     765,000         873,566
Liberty Mutual Insurance 144A notes 7.697s, 2097                       4,620,000       4,924,028
Loews Corp. notes 5 1/4s, 2016                                           510,000         499,817
MetLife, Inc. notes 5.7s, 2035                                           725,000         733,696
MetLife, Inc. notes 5s, 2015                                             490,000         489,225
MetLife, Inc. sr. notes 6 1/8s, 2011                                     680,000         725,967
Nationwide Financial Services, Inc. notes 5 5/8s, 2015                   465,000         475,295
Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031                  375,000         475,839
OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033                  710,000         809,091
Principal Life Global Funding I 144A sec. notes 5 1/4s, 2013           1,515,000       1,551,907
Protective Life Corp. notes 4.3s, 2013                                   865,000         825,993
Prudential Holdings LLC 144A bonds 8.695s, 2023                        1,260,000       1,615,232
Prudential Insurance Co. 144A notes 8.3s, 2025                           870,000       1,137,913
State Street Capital Trust II notes FRN 3.768s, 2008                     935,000         935,211
Steers Delaware Business Trust 144A notes 5.565s, 2005                 1,100,000       1,103,762
Sun Life Canada Capital Trust 144A company guaranty 8.526s, 2049       2,115,000       2,315,914
                                                                                      49,085,114
------------------------------------------------------------------------------------------------
Food (0.1%)
Kraft Foods, Inc. notes 6 1/4s, 2012                                   3,460,000       3,734,911
------------------------------------------------------------------------------------------------
Forest Products and Packaging (0.1%)
Georgia-Pacific Corp. sr. notes 8s, 2014                                 745,000         819,500
International Paper Co. notes 6 3/4s, 2011                               705,000         763,883
Weyerhaeuser Co. debs. 7.95s, 2025                                       975,000       1,167,020
Weyerhaeuser Co. debs. 7 1/8s, 2023                                      945,000       1,030,199
Weyerhaeuser Co. notes 6 3/4s, 2012                                      380,000         413,497
                                                                                       4,194,099
------------------------------------------------------------------------------------------------
Gaming & Lottery (0.1%)
GTECH Holdings Corp. notes 4 3/4s, 2010                                  810,000         793,365
Harrah's Operating Co., Inc. 144A bonds 5 5/8s, 2015                     510,000         516,673
Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                    535,000         583,819
Park Place Entertainment Corp. sr. notes 7s, 2013                        255,000         278,796
                                                                                       2,172,653
------------------------------------------------------------------------------------------------
Health Care (--%)
HCA, Inc. sr. notes 6.95s, 2012                                          455,000         478,785
------------------------------------------------------------------------------------------------
Homebuilding (--%)
D.R. Horton, Inc. company guaranty 8s, 2009                              545,000         592,844
D.R. Horton, Inc. sr. notes 5 7/8s, 2013                                 840,000         833,982
                                                                                       1,426,826
------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.1%)
Goldman Sachs Group, Inc. (The) notes 5 1/8s, 2015                     1,625,000       1,627,748
Goldman Sachs Group, Inc. (The) notes 4 3/4s, 2013                     1,570,000       1,541,849
Lehman Brothers Holdings, Inc. notes 6 5/8s, 2012                         65,000          71,022
Lehman Brothers Holdings, Inc. notes Ser. G, 4.8s, 2014                1,060,000       1,050,314
Merrill Lynch & Co., Inc. notes Ser. B, 4 3/4s, 2009                     540,000         542,295
Morgan Stanley Dean Witter & Co. sr. notes 6 3/4s, 2011                  820,000         892,656
                                                                                       5,725,884
------------------------------------------------------------------------------------------------
Lodging/Tourism (0.1%)
Cendant Corp. notes 6 1/4s, 2010                                       2,225,000       2,340,122
Cendant Corp. sr. notes 7 3/8s, 2013                                   1,015,000       1,141,484
Hilton Hotels Corp. notes 8 1/4s, 2011                                 1,355,000       1,556,425
                                                                                       5,038,031
------------------------------------------------------------------------------------------------
Manufacturing (--%)
Bunge Ltd. Finance Corp. notes 5.35s, 2014                               925,000         935,465
------------------------------------------------------------------------------------------------
Media (0.1%)
AOL Time Warner, Inc. bonds 7 5/8s, 2031                                 320,000         394,298
Time Warner Entertainment Co., LP debs. 8 3/8s, 2023                     795,000         996,121
Time Warner, Inc. debs. 9.15s, 2023                                      545,000         734,178
Time Warner, Inc. debs. 9 1/8s, 2013                                   3,950,000       4,912,832
                                                                                       7,037,429
------------------------------------------------------------------------------------------------
Medical Services (--%)
WellPoint, Inc. notes 5s, 2014                                           515,000         514,969
WellPoint, Inc. notes 4 1/4s, 2009                                       515,000         505,325
                                                                                       1,020,294
------------------------------------------------------------------------------------------------
Metals (--%)
Alcan, Inc. notes 5s, 2015 (Canada)                                      540,000         532,957
Newmont Mining Corp. notes 5 7/8s, 2035                                  675,000         678,534
                                                                                       1,211,491
------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.1%)
Atmos Energy Corp. notes 4.95s, 2014                                     860,000         845,357
CenterPoint Energy Resources Corp. notes 7 3/4s, 2011                  1,060,000       1,199,041
Consolidated Natural Gas Co. sr. notes 5s, 2014                          530,000         526,300
Kinder Morgan, Inc. notes 5.15s, 2015                                    635,000         630,716
Kinder Morgan, Inc. sr. notes 6 1/2s, 2012                             1,860,000       2,020,354
National Fuel Gas Co. notes 5 1/4s, 2013                                 545,000         548,475
TGT Pipeline Co. 144A notes 5 1/2s, 2017                                 360,000         360,302
                                                                                       6,130,545
------------------------------------------------------------------------------------------------
Oil & Gas (0.1%)
Buckeye Partners LP notes 5.3s, 2014                                     570,000         569,542
Enbridge Energy Partners LP sr. notes 5.35s, 2014                        555,000         553,588
Forest Oil Corp. sr. notes 8s, 2011                                      610,000         671,000
Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012                      1,070,000       1,086,079
Sunoco, Inc. notes 4 7/8s, 2014                                          590,000         578,608
                                                                                       3,458,817
------------------------------------------------------------------------------------------------
Pharmaceuticals (0.1%)
American Home Products Corp. notes 6.95s, 2011                         2,610,000       2,861,380
Bayer Corp. 144A FRB 6.2s, 2008                                          845,000         873,696
Hospira, Inc. notes 5.9s, 2014                                           430,000         449,891
Wyeth notes 5 1/2s, 2013                                                  35,000          36,218
                                                                                       4,221,185
------------------------------------------------------------------------------------------------
Power Producers (--%)
York Power Funding 144A notes 12s, 2007 (Cayman Islands) (In
default) + (F)                                                           157,726          13,154
------------------------------------------------------------------------------------------------
Railroads (0.1%)
CSX Corp. notes 6 3/4s, 2011                                             955,000       1,038,692
Norfolk Southern Corp. notes 7.05s, 2037                               2,310,000       2,806,629
Norfolk Southern Corp. sr. notes 6 3/4s, 2011                            115,000         126,080
Union Pacific Corp. 144A pass-through certificates 5.214s, 2014          590,000         593,115
                                                                                       4,564,516
------------------------------------------------------------------------------------------------
Real Estate (0.3%)
CenterPoint Properties Trust notes Ser. MTN, 4 3/4s, 2010 (R)            650,000         639,594
Colonial Properties Trust notes 6 1/4s, 2014 (R)                         660,000         683,178
Developers Diversified Realty Corp. notes 4 5/8s, 2010 (R)               465,000         455,206
Equity One, Inc. company guaranty 3 7/8s, 2009 (R)                     1,835,000      1,755,309
ERP Operating LP notes 6.584s, 2015                                      600,000         658,999
Franchise Finance Corp. of America sr. notes 8 3/4s, 2010 (R)          1,850,000       2,193,845
Heritage Property Investment Trust company guaranty 5 1/8s, 2014
(R)                                                                      795,000         778,079
Hospitality Properties Trust notes 6 3/4s, 2013 (R)                    1,690,000      1,818,423
HRPT Properties Trust bonds 5 3/4s, 2014 (R)                             530,000        541,231
HRPT Properties Trust notes 6 1/4s, 2016 (R)                             525,000         553,681
iStar Financial, Inc. sr. notes 8 3/4s, 2008 (R)                         200,000         220,569
iStar Financial, Inc. sr. notes 6s, 2010 (R)                           1,180,000       1,214,282
Kimco Realty Corp. notes Ser. MTNC, 5.19s, 2013 (R)                      520,000         520,407
Rouse Co. (The) notes 7.2s, 2012 (R)                                   1,065,000       1,125,067
Simon Property Group LP notes 5 5/8s, 2014 (R) (S)                       675,000        691,344
                                                                                      13,849,214
------------------------------------------------------------------------------------------------
Regional Bells (0.1%)
Ameritech Capital Funding company guaranty 6 1/4s, 2009                  200,000         209,440
Bellsouth Capital Funding notes 7 3/4s, 2010                             305,000         342,763
Bellsouth Telecommunications debs. 6 3/8s, 2028                           25,000          27,057
Citizens Communications Co. sr. notes 6 1/4s, 2013                       685,000         666,163
SBC Communications, Inc. notes 5 7/8s, 2012                              440,000         464,292
Verizon Global Funding Corp. notes 7 3/4s, 2030 (S)                      235,000         297,486
Verizon New England, Inc. sr. notes 6 1/2s, 2011                       1,815,000       1,946,562
Verizon New Jersey, Inc. debs. 8s, 2022                                  770,000         928,518
Verizon Virginia Inc. debs. Ser. A, 4 5/8s, 2013                         960,000         935,246
                                                                                       5,817,527
------------------------------------------------------------------------------------------------
Retail (0.1%)
CVS Corp. 144A pass-through certificates 6.117s, 2013                  1,692,970       1,776,112
Delhaize America, Inc. company guaranty 8 1/8s, 2011                   1,585,000       1,767,665
JC Penney Co., Inc. debs. 7 1/8s, 2023                                   805,000         888,847
Kroger Co. company guaranty 6 3/4s, 2012                                 275,000         299,569
May Department Stores Co. (The) notes 5 3/4s, 2014                       360,000         371,923
Supervalu, Inc. notes 7 7/8s, 2009                                       755,000         833,861
                                                                                       5,937,977
------------------------------------------------------------------------------------------------
Software (--%)
Computer Associates International, Inc. 144A sr. notes 5 5/8s,
2014                                                                     980,000         987,339
------------------------------------------------------------------------------------------------
Telecommunications (0.5%)
AT&T Corp. sr. notes 9 3/4s, 2031                                        670,000         867,650
AT&T Wireless Services, Inc. notes 8 1/8s, 2012                           45,000          53,148
AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031                    1,355,000       1,871,983
AT&T Wireless Services, Inc. sr. notes 7 7/8s, 2011                    1,900,000       2,176,441
Deutsche Telekom International Finance BV bonds 8 1/2s, 2010
(Germany)                                                              1,405,000       1,603,348
Deutsche Telekom International Finance BV company guaranty 8
3/4s, 2030 (Germany)                                                     560,000         749,087
Deutsche Telekom International Finance BV notes 5 1/4s, 2013
(Germany)                                                              1,540,000       1,574,775
France Telecom notes 9 1/4s, 2031 (France)                               180,000         247,888
France Telecom notes 7 3/4s, 2011 (France)                             1,430,000       1,637,630
Sprint Capital Corp. company guaranty 7 5/8s, 2011                     1,045,000       1,179,372
Sprint Capital Corp. company guaranty 6.9s, 2019                       1,315,000       1,488,876
Sprint Capital Corp. company guaranty 6 7/8s, 2028                     4,420,000       4,995,298
Telecom Italia Capital SA company guaranty 6 3/8s, 2033
(Luxembourg)                                                             290,000         308,640
Telecom Italia Capital SA company guaranty 5 1/4s, 2013
(Luxembourg)                                                           1,335,000       1,342,549
Telecom Italia Capital SA 144A company guaranty 4s, 2010
(Luxembourg)                                                           1,270,000       1,216,228
Vodafone Group PLC notes 7 7/8s, 2030 (United Kingdom)                   650,000         853,951
                                                                                      22,166,864
------------------------------------------------------------------------------------------------
Telephone (--%)
Telefonica Europe BV company guaranty 8 1/4s, 2030 (Netherlands)         595,000         813,849
Total corporate bonds and notes (cost $287,055,656)                                 $294,812,415

------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.7%)*
------------------------------------------------------------------------------------------------
                                                                          Shares           Value
------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The) $3.50 cv. pfd.             106,000      $7,751,250
Hartford Financial Services Group, Inc. (The) $3.00 cv. pfd.              99,400       7,144,375
Huntsman Corp. $2.50 cv. pfd.                                            111,300       5,537,175
Xerox Corp. 6.25% cv. pfd.                                               163,548      18,808,020
------------------------------------------------------------------------------------------------
Total convertible preferred stocks (cost $33,422,687)                                $39,240,820


------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (--%)*
------------------------------------------------------------------------------------------------
                                                   Rating **    Principal amount           Value
------------------------------------------------------------------------------------------------
NJ State Tpk. Auth. Rev. Bonds, Ser. B, AMBAC
4.252s, 1/1/16                                     Aaa                $1,065,000      $1,056,970
4.252s, 1/1/16 (Prerefunded)                       Aaa                    55,000          52,777
OR State G.O. Bonds (Taxable Pension),
5.892s, 6/1/27                                     Aaa                 1,320,000       1,475,074
------------------------------------------------------------------------------------------------
Total municipal bonds and notes (cost $2,402,588)                                     $2,584,821

------------------------------------------------------------------------------------------------
UNITS (--%) * (cost $541,929)
------------------------------------------------------------------------------------------------
                                                                           Units           Value
------------------------------------------------------------------------------------------------
Cendant Corp. unit 4.89s, 2006                                            10,100        $504,742

------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (8.4%) *
------------------------------------------------------------------------------------------------
                                                                Principal amount          Value
------------------------------------------------------------------------------------------------
ING Funding, LLC. for an effective yield of 3.34s, August 11,
2005                                                                 $24,000,000     $23,978,067
Park Granada, LLC for an effective yield of 3.37s, August 11,
2005                                                                  27,095,000      27,070,012
UBS Finance, LLC for an effective yield of 3.38s, August 15, 2005     49,999,999      49,935,249
Windmill Funding Corp. for an effective yield of 3.41s, August
16, 2005                                                              25,000,000      24,965,104
Short-term investments held as collateral for loaned securities with yields ranging from 2.30% to 3.46% and due dates ranging
from August 1, 2005 to August 17, 2005 (d)                           138,541,829     138,499,005
Putnam Prime Money Market Fund (e)                                   185,596,995     185,596,995
------------------------------------------------------------------------------------------------
Total short-term investments (cost $450,044,432)                                    $450,044,432

------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
------------------------------------------------------------------------------------------------
Total investments (cost $5,054,932,264)                                           $5,735,883,838


  * Percentages indicated are based on net assets of $5,330,453,116.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at July 31, 2005 for the securities listed.
    Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2005. Securities rated by Putnam are indicated by "/P" . Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

  + Non-income-producing security.

  # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2005.

(F) Security is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at July 31, 2005.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam
    Prime Money Market Fund.

   At July 31, 2005, liquid assets totaling $467,308,910 have been designated as collateral for open forward commitments, swap contracts, forward committments, swap contracts, forward contracts, credit default contracts and future contracts.

   144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt form registration, normally to qualified institutional buyers.

   TBA after the name of a security represents to be announced securities (Note 1).

   AMBAC represents AMBAC Indemnity Corporation.

   G.O. Bonds represent General Obligation Bonds.

   The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at July 31, 2005.

   The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current




-----------------------------------------------------------------------------------------------------------------------
FORWARD CURRENCY CONTRACTS TO BUY at 7/31/05
(aggregate face value $1,449,935)
-----------------------------------------------------------------------------------------------------------------------
                                                                              Aggregate        Delivery      Unrealized
                                                                  Value      face value            date    depreciation
-----------------------------------------------------------------------------------------------------------------------
Canadian Dollar                                                $765,233        $768,877        10/19/05         $(3,644)
Euro                                                            673,748         681,058         9/21/05          (7,310)
-----------------------------------------------------------------------------------------------------------------------
Total                                                                                                          $(10,954)

-----------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS OUTSTANDING at 7/31/05
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             Unrealized
                                                              Number of                      Expiration   appreciation/
                                                              contracts           Value            date  (depreciation)
-----------------------------------------------------------------------------------------------------------------------
Euro 90 day (Long)                                                   14      $3,360,875          Sep-05        $(12,779)
Euro 90 day (Long)                                                    7       1,675,363          Dec-05          (9,490)
Euro 90 day (Long)                                                    3         717,225          Mar-06          (1,811)
Interest Rate Swap 10 yr (Long)                                      22       2,417,938          Sep-05         (62,445)
S&P 500 Index (Long)                                                 30       9,276,000          Sep-05          37,015
U.S. Treasury Bond 20 yr (Long)                                    1621     186,921,563          Sep-05      (1,765,715)
U.S. Treasury Note 2 yr (Short)                                     529     109,230,234          Sep-05         528,749
U.S. Treasury Note 5 yr (Long)                                      895      95,946,797          Sep-05      (1,124,316)
U.S. Treasury Note 5 yr (Short)                                    1628     174,526,688          Sep-05       2,108,748
-----------------------------------------------------------------------------------------------------------------------
Total                                                                                                         $(302,044)

-----------------------------------------------------------------------------------------------------------------------
TBA SALE COMMITMENTS OUTSTANDING at 7/31/05
(proceeds receivable $47,958,995)
-----------------------------------------------------------------------------------------------------------------------
                                                                              Principal      Settlement
                                                                                 amount            date           Value
-----------------------------------------------------------------------------------------------------------------------
FHLMC, 5 1/2s, August 1, 2020                                                $5,100,000         8/16/05      $5,201,203
FNMA, 4 1/2s, August 1, 2020                                                 43,271,000         8/16/05      42,554,325
-----------------------------------------------------------------------------------------------------------------------
Total                                                                                                       $47,755,528

-----------------------------------------------------------------------------------------------------------------------
WRITTEN OPTIONS OUTSTANDING at 7/31/05
(premiums received $5,942,027)
-----------------------------------------------------------------------------------------------------------------------
                                                                           Contract        Expiration date/
                                                                             amount        strike price           Value
-----------------------------------------------------------------------------------------------------------------------
Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the right to pay a fixed rate of 4.55%
versus 3 month LIBOR maturing on July 5, 2017.                          $76,820,000        Jul 07 / 4.55     $3,932,953

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 4.55% versus 3 month LIBOR
maturing on July 5, 2017.                                                76,820,000        Jul 07 / 4.55      1,960,930
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             $5,893,883
-----------------------------------------------------------------------------------------------------------------------
INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/05
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             Unrealized
                                                                               Notional     Termination   appreciation/
                                                                                 amount            date  (depreciation)
-----------------------------------------------------------------------------------------------------------------------
Agreement with Lehman Brothers Special Financing, Inc.
dated July 13, 2005 to pay semi-annually the notional
amount multiplied by 4.38% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                                              $63,000,000         7/15/10        $480,214

Agreement with JPMorgan Chase Bank, N.A. dated
July 29, 2005 to pay semi-annually the notional
amount multiplied by 4.6757% and receive
quarterly the notional amount multiplied by
the three month USD-LIBOR.                                                   10,430,000          8/2/15              --

Agreement with Bank of America, N.A. dated May 18,
2005 to pay semi-annually the notional amount multiplied
by 3.95% and receive quarterly the notional
amount multiplied by the three month USD-LIBOR.                             248,000,000         5/21/07       1,442,272


Agreement with Bank of America, N.A. dated December 20,
2004 to pay semi-annually the notional amount multiplied
by 3.965% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                                    102,075,000        12/22/09       2,245,290

Agreement with Bank of America, N.A. dated January 26,
2004 to receive semi-annually the notional amount
multiplied by 5.2125% and pay quarterly the notional
amount multiplied by the three month USD-LIBOR.                              82,772,000         1/28/24       3,123,475

Agreement with Bank of America, N.A. dated January 12,
2005 to receive semi-annually the notional amount
multiplied by 4.106% and pay quarterly the notional
amount multiplied by the three month USD-LIBOR.                              87,100,000         1/14/10      (1,495,547)

Agreement with Bank of America, N.A. dated March 31,
2005 to pay semi-annually the notional amount multiplied
by 4.6375% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                                     84,900,000          4/6/10      (1,361,653)

Agreement with Bank of America, N.A. dated June 15,
2005 to pay semi-annually the notional amount multiplied
by 4.555% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                                     20,610,000         6/17/15         231,557

Agreement with Bank of America, N.A. dated December 2,
2003 to receive semi-annually the notional amount multiplied by 2.444% and pay quarterly the notional
amount multiplied by the three month USD-LIBOR.                              12,822,000         12/5/05         (79,263)

Agreement with Bank of America, N.A. dated June 21,
2005 to pay semi-annually the notional amount multiplied
by 4.466% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                                      7,440,000         6/23/15         138,387

Agreement with Bank of America, N.A. dated June 22, 2005
to pay semi-annually the notional amount multiplied by
4.39% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                                      3,720,000         6/24/15          91,828

Agreement with Bank of America, N.A. dated December 12,
2003 to pay semi-annually the notional amount multiplied
by 2.1125% and receive quarterly the notional
amount multiplied by the three month USD-LIBOR.                               3,280,000        12/16/05          26,670

Agreement with Bank of America, N.A. dated June 21,
2005 to pay semi-annually the notional amount multiplied
by 4.45% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                                      3,070,000         6/23/15          61,021

Agreement with Credit Suisse First Boston International
dated July 7, 2004 to receive semi-annually the notional
amount multiplied by 2.931% and pay quarterly the
notional amount multiplied by the three month USD-LIBOR.                     25,631,800          7/9/06        (301,907)

Agreement with Credit Suisse First Boston International
dated November 15, 2004 to pay semi-annually the notional
amount multiplied by 3.947% and receive quarterly the
notional amount multiplied by the three month USD-LIBOR.                      6,600,000        11/17/09         142,160

Agreement with JPMorgan Chase Bank, N.A. dated March 3,
2005 to receive semi-annually the notional amount
multiplied  by 4.798% and pay quarterly the notional
amount multiplied by the three month USD-LIBOR.                             126,500,000          3/7/15       2,627,084

Agreement with JPMorgan Chase Bank, N.A. dated June 27,
2005 to receive semi-annually the notional amount multiplied by 4.296% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.                                     63,370,000         6/29/15      (2,074,127)

Agreement with JPMorgan Chase Bank, N.A. dated June 14,
2005 to pay semi-annually the notional amount multiplied
by 4.538% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                                     17,930,000         6/16/15         234,247

Agreement with JPMorgan Chase Bank, N.A. dated June 22,
2005 to receive semi-annually the notional amount multiplied by 4.387% and pay quarterly the notional amount multiplied
by the three month USD-LIBOR.                                                 4,470,000         6/24/15         112,652

Agreement with Lehman Brothers Special Financing, Inc.
dated December 5, 2003 to receive semi-annually the notional amount multiplied by 2.23762% and pay quarterly the notional
amount multiplied by the three month USD-LIBOR-BBA.                          54,516,000         12/9/05        (397,148)

Agreement with Lehman Brothers Special Financing, Inc. dated
June 14, 2005 to pay semi-annually the notional amount
multiplied by 4.0525% and receive quarterly the notional
amount multiplied by the three month USD-LIBOR-BBA.                          30,200,000         6/16/07        (129,676)

Agreement with Lehman Brothers Special Financing, Inc. dated
January 22, 2004 to pay semi-annually the notional amount
multiplied by 1.999% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.                                 28,852,000         1/26/06         282,590

Agreement with Lehman Brothers Special Financing, Inc. dated
January 21, 2004 to pay semi-annually the notional amount
multiplied by 2.009% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.                                 28,154,000         1/23/06         270,349

Agreement with Lehman Brothers Special Financing, Inc. dated
January 21, 2004 to pay semi-annually the notional amount
multiplied by 2.008% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.                                 28,154,000         1/23/06         267,566

Agreement with Lehman Brothers Special Financing, Inc. dated
January 22, 2004 to pay semi-annually the notional amount
multiplied by 2.007% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.                                 15,124,000         1/26/06         147,613

Agreement with Lehman Brothers Special Financing, Inc. dated
December 11, 2003 to pay semi-annually the notional amount
multiplied by 4.710% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.                                 10,708,000        12/15/13         (43,229)

Agreement with Lehman Brothers Special Financing, Inc. dated
December 12, 2003 to pay semi-annually the notional amount
multiplied by 4.579% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.                                 10,192,000        12/16/13          52,164

Agreement with Lehman Brothers Special Financing, Inc. dated
January 21, 2004 to pay semi-annually the notional amount
multiplied by 4.408% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.                                  9,307,000         1/23/14         174,215

Agreement with Lehman Brothers Special Financing, Inc. dated
January 21, 2004 to pay semi-annually the notional amount
multiplied by 4.419% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.                                  9,307,000         1/23/14         167,724

Agreement with Lehman Brothers Special Financing, Inc. dated
June 14, 2005 to pay semi-annually the notional amount
multiplied by 4.5475% and receive quarterly the notional
amount multiplied by the three month USD-LIBOR-BBA.                           8,300,000         6/16/15        (100,764)


Agreement with Lehman Brothers Special Financing, Inc. dated
December 9, 2003 to receive semi-annually the notional amount multiplied by 4.641% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.                                  3,658,000        12/15/13          (2,736)

Agreement with Lehman Brothers Special Financing, Inc. dated
December 11, 2003 to pay semi-annually the notional amount
multiplied by 2.235% and receive quarterly the notional
amount multiplied by the three month USD-LIBOR-BBA.                           2,559,000        12/15/05          19,152

------------------------------------------------------------------------------------------------------------------------
Total                                                                                                        $6,352,180

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/05
------------------------------------------------------------------------------------------------------------------------
                                                                                                             Unrealized
                                                                               Notional     Termination   appreciation/
                                                                                 amount            date  (depreciation)
------------------------------------------------------------------------------------------------------------------------
Agreement with Citibank, N.A. dated July 7, 2005 to receive at maturity the notional amount multiplied by the nominal spread appreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an accrual of 50 basis points plus the beginning of the period nominal spread of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed Securities Index and pay at maturity the notional amount multiplied by the nominal spread depreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor.                                     $23,000,000          1/1/06         $37,421

Agreement with Citigroup Financial Products, Inc. dated January 25, 2005 to receive at maturity the notional amount multiplied by the nominal spread appreciation of the Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified duration factor and an accrual of 25 basis points plus the beginning of the period nominal spread of the Lehman Brothers AAA 8.5+ Commercial Mortgage Backed Securities
Index and pay at maturity the notional amount multiplied by the nominal spread depreciation of the Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified duration factor.              24,250,000          8/1/05          58,937

Agreement with Goldman Sachs Capital Markets, L.P. dated July 7, 2005 to pay monthly the notional amount multiplied by the spread depreciation of the Lehman Brothers 8.5+ AAA Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and receive monthly the notional amount multiplied by the appreciation of the Lehman Brothers 8.5+ AAA
Commercial Mortgage Backed Securities Index plus 27.2 basis points.          23,078,000         12/1/05         (26,655)

Agreement with Citigroup Financial Products, Inc. dated January 25, 2005 to receive at maturity the notional amount multiplied by the nominal spread appreciation of the Lehman Brothers AAA Commercial Mortgage Backed
Securities Index adjusted by a modified duration factor and an accrual of
-5 basis points plus the beginning of the period nominal spread of the
Lehman Brothers AAA Commercial Mortgage Backed Securities Index and pay at
maturity the notional amount multiplied by the nominal spread depreciation of the Lehman Brothers AAA Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor.                                      24,250,000          8/1/05          68,783

Agreement with Citigroup Financial Products, Inc. dated April 22, 2005 to receive at maturity the notional amount multiplied by the nominal spread appreciation of the Lehman Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified duration factor and an accrual of
40 basis points plus the beginning of the period nominal spread of the
Lehman Brothers AAA 8.5+ Commercial Mortgage Backed Securities Index and
pay at maturity the notional amount multiplied by the nominal spread depreciation of the Lehman Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified duration factor.                     24,423,000         11/1/05          96,143

Agreement with Citigroup Financial Products, Inc. dated May 5, 2005 to receive at maturity the notional amount multiplied by the nominal spread appreciation of the Lehman Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified duration factor and an accrual of
35 basis points plus the beginning of the period nominal spread of the
Lehman Brothers AAA 8.5+ Commercial Mortgage Backed Securities Index and
pay at maturity the notional amount multiplied by the nominal spread depreciation of the Lehman Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified duration factor.                     23,765,000         11/1/05          79,719

Agreement with Deutsche Bank AG dated May 3, 2005 to pay at maturity the notional amount multiplied by the nominal spread appreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an accrual of 35 basis points plus the beginning of the period nominal spread of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed Securities Index and receive at maturity the notional amount multiplied by the nominal spread depreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor.                                      $12,211,500         11/1/05       $(40,750)
-----------------------------------------------------------------------------------------------------------------------
Total                                                                                                          $273,598

-----------------------------------------------------------------------------------------------------------------------
CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/05
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             Unrealized
                                                                                               Notional   appreciation/
                                                                                                 amount  (depreciation)
-----------------------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. effective June 20, 2005, maturing on
June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 40 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4
Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of
the reference entity within the DJ IG CDX 5 year Series 4 Index.                             $3,085,375        $(10,841)

Agreement with Deutsche Bank AG effective June 23, 2005, maturing on June
20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 40 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX 5 year Series 4 Index.                                  2,947,250         (11,855)

Agreement with Goldman Sachs International effective September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.35% and the fund pays in the event of a credit default in one of the underlying securities in the basket of BB CMBS
securities.                                                                                   2,542,815         134,101

Agreement with Goldman Sachs International effective September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.433% and the fund pays in the event of a credit default in one of the underlying securities in the basket of BB CMBS
securities.                                                                                     953,556          39,290

Agreement with Goldman Sachs effective September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.5% and the fund pays in the event of a credit default in one of the
underlying securities in the basket of BB CMBS securities.                                      317,852          18,904

Agreement with Goldman Sachs International effective September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.55625% and the fund pays in the event of a credit default in one of the underlying securities in the basket of BB CMBS
securities.                                                                                   2,542,815          59,390

Agreement with Goldman Sachs International effective September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.4625% and the fund pays in the event of a credit default in one of the underlying securities in the basket of BB CMBS
securities.                                                                                   1,271,406          55,990

Agreement with Goldman Sachs International effective September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.475% and the fund pays in the event of a credit default in one of the underlying securities in the basket of BB CMBS
securities.                                                                                     635,704          19,623

Agreement with Goldman Sachs International effective September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.6% and the fund pays in the event of a credit default in one of the underlying securities in the basket of BB CMBS
securities.                                                                                     317,852           3,143

Agreement with Lehman Brothers Special Financing, Inc. effective June 30,
2005, maturing on June 20, 2015, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 35 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG
CDX Series 4 Index 15-30% tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
Series 4 Index 15-30% tranche.                                                               11,789,000           3,324

Agreement with Lehman Brothers Special Financing, Inc. effective June 20,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 40 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY
CDX 5 year Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ HY CDX 5 year
Series 4 Index.                                                                               3,085,375         (10,510)

Agreement with Morgan Stanley Capital Services, Inc. effective June 20,
2005, maturing on June 20, 2015, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 35 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG
CDX 5 year Series 4 Index 15-30% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
5 year Series 4 Index 15-30% tranche.                                                        24,683,000          24,019

Agreement with Lehman Brothers Special Financing, Inc. effective July 25,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 21.5 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index, 15-30% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ IG CDX Series 4 Index, 15-30% tranche.                                                12,780,000         (15,274)

Agreement with Lehman Brothers Special Financing, Inc. effective July 25,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to pay quarterly 55 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ
IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX Series 4 Index.                8,946,000         (21,527)

Agreement with Lehman Brothers Special Financing, Inc. effective July 29,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 33.75 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index, 10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ IG CDX Series 4 Index, 10-15% tranche.                                   6,663,000              --

Agreement with Lehman Brothers Special Financing, Inc. effective July 29,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 21.5 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index, 15-30% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ IG CDX Series 4 Index, 15-30% tranche.                                                 6,663,000              --

Agreement with Deutsche Bank AG effective July 14, 2005, maturing on June
20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the DJ IG CDX Series 4 Index.                                                          4,992,000         (23,645)

Agreement with Deutsche Bank AG effective July 14, 2005, maturing on June
20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 35.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4
Index, 10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX Series 4
Index, 10-15% tranche.                                                                        3,328,000           6,736

Agreement with Goldman Sachs Capital Markets, L.P. effective July 8, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pays quarterly 40 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG
CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX Series 4 Index.                3,191,000         (13,706)

Agreement with Lehman Brothers Special Financing, Inc. effective July 14,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 25 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index, 15-30% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the DJ IG CDX Series 4 Index, 15-30% tranche.                                          3,195,000             694

Agreement with Lehman Brothers Special Financing, Inc. effective July 14,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 36 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index,10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the DJ IG CDX Series 4 Index, 10-15% tranche.                                          3,062,000         (7,123)

Agreement with Deutsche Bank AG effective July 22, 2005, maturing on
September 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 41 basis points times the notional amount.
Upon a credit default event of France Telecomm, 7.75%, 3/1/2011, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of
France Telecomm, 7.75%, 3/1/2011.                                                             1,905,000            953

Agreement with Bank of America, N.A. effective November 24, 2004, maturing on April 15, 2010, to receive a premium equal to 2.583% times the notional amount. Upon a credit default event of any News Corp. senior note or bond, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the defaulted
News Corp. senior note or bond.                                                                 580,000           (192)

Agreement with Bank of America, N.A. effective July 26, 2005, maturing on
September 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 64 basis points times the notional amount.
Upon a credit default event of Waste Management, 7.375%, 8/1/2010, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market
value of Waste Management, 7.375%, 8/1/2010.                                                  1,140,000           3,548
-----------------------------------------------------------------------------------------------------------------------
Total                                                                                                          $255,042

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities 7/31/05

-----------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------
Investment in securities, at value, including $134,419,014 of securities on loan (Note 1):
 Unaffiliated issuers (identified cost $4,869,335,269)         $5,550,286,843
 Affiliated issuers (identified cost $185,596,995) (Note 5)       185,596,995
-----------------------------------------------------------------------------
Cash                                                                2,007,016
-----------------------------------------------------------------------------
Dividends, interest and other receivables                          19,336,060
-----------------------------------------------------------------------------
Receivable for shares of the fund sold                              4,861,892
-----------------------------------------------------------------------------
Receivable for securities sold                                     26,633,269
-----------------------------------------------------------------------------
Receivable for sales of delayed delivery securities (Note 1)       56,290,643
-----------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                        12,679,233
-----------------------------------------------------------------------------
Receivable for open credit default contracts (Note 1)                 369,715
-----------------------------------------------------------------------------
Total assets                                                   $5,858,061,666

-----------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------
Payable for variation margin (Note 1)                               1,407,809
-----------------------------------------------------------------------------
Payable for securities purchased                                   32,451,898
-----------------------------------------------------------------------------
Payable for purchases of delayed delivery securities (Note 1)     274,511,551
-----------------------------------------------------------------------------
Payable for shares of the fund repurchased                         10,679,824
-----------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 6,423,446
-----------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,213,268
-----------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                405,091
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                            5,985
-----------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,723,084
-----------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $14,982) (Note 1)                                             14,790
-----------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$5,942,027) (Note 1)                                                5,893,883
-----------------------------------------------------------------------------
Payable for open forward contracts (Note 1)                            10,954
-----------------------------------------------------------------------------
Payable for open credit default contracts (Note 1)                    114,481
-----------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                            6,053,455
-----------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable
$47,958,995) (Note 1)                                              47,755,528
-----------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                138,499,005
-----------------------------------------------------------------------------
Other accrued expenses                                                444,498
-----------------------------------------------------------------------------
Total liabilities                                                 527,608,550
-----------------------------------------------------------------------------
Net assets                                                     $5,330,453,116

-----------------------------------------------------------------------------
REPRESENTED BY
-----------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $4,684,177,575
-----------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       26,861,482
-----------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                    (68,327,336)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments                        687,741,395
-----------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $5,330,453,116

-----------------------------------------------------------------------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
-----------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,458,404,718 divided by 187,911,280 shares)                         $18.40
-----------------------------------------------------------------------------
Offering price per class A share
(100/94.75 of $18.40)*                                                 $19.42
-----------------------------------------------------------------------------
Net asset value and offering price per class B share
($917,950,539 divided by 50,392,612 shares)**                          $18.22
-----------------------------------------------------------------------------
Net asset value and offering price per class C share
($77,023,939 divided by 4,210,083 shares)**                            $18.30
-----------------------------------------------------------------------------
Net asset value and redemption price per class M share
($215,815,982 divided by 11,842,239 shares)                            $18.22
-----------------------------------------------------------------------------
Offering price per class M share
(100/96.75 of $18.22)*                                                 $18.83
-----------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($725,547 divided by 39,509 shares)                                    $18.36
-----------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($660,532,391 divided by 35,790,812 shares)                            $18.46

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.



Statement of operations Year ended 7/31/05

-----------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------
Interest (including interest income of $8,908,252 from
investments in affiliated issuers) (Note 5)                       $82,557,428
-----------------------------------------------------------------------------
Dividends (net of foreign tax of $30,169)                          76,691,994
-----------------------------------------------------------------------------
Securities lending                                                    165,498
-----------------------------------------------------------------------------
Other income (Note 6)                                                 919,245
-----------------------------------------------------------------------------
Total investment income                                           160,334,165

-----------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   26,400,193
-----------------------------------------------------------------------------
Investor servicing fees (Note 2)                                   12,204,952
-----------------------------------------------------------------------------
Custodian fees (Note 2)                                               698,866
-----------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                            163,307
-----------------------------------------------------------------------------
Administrative services (Note 2)                                      101,423
-----------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               8,453,465
-----------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                              10,178,241
-----------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 758,933
-----------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                               1,634,265
-----------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                   2,270
-----------------------------------------------------------------------------
Other                                                               1,066,672
-----------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                   174,691
-----------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                             (174,691)
-----------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                       (585,732)
-----------------------------------------------------------------------------
Total expenses                                                     61,076,855
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                         (1,414,860)
-----------------------------------------------------------------------------
Net expenses                                                       59,661,995
-----------------------------------------------------------------------------
Net investment income                                             100,672,170
-----------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  344,882,177
-----------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                       13,322,807
-----------------------------------------------------------------------------
Net realized gain on written options (Note 1 and 3)                   169,859
-----------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                    29,914,325
-----------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)            88,252
-----------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year (Note 1)                           (73,482)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, written options, swap contracts, and TBA sale
commitments during the year                                        73,281,004
-----------------------------------------------------------------------------
Net gain on investments                                           461,584,942
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations             $562,257,112

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

-----------------------------------------------------------------------------
DECREASE IN NET ASSETS
-----------------------------------------------------------------------------
                                                  Year ended       Year ended
                                                     7/31/05          7/31/04
-----------------------------------------------------------------------------
Operations:
Net investment income                           $100,672,170     $106,369,812
-----------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                    388,377,420      226,073,390
-----------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        73,207,522      238,880,235
-----------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       562,257,112      571,323,437
-----------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-----------------------------------------------------------------------------
From net investment income
-----------------------------------------------------------------------------
Class A                                          (63,734,158)     (71,321,677)
-----------------------------------------------------------------------------
Class B                                          (11,829,280)     (15,606,522)
-----------------------------------------------------------------------------
Class C                                             (879,740)      (1,081,609)
-----------------------------------------------------------------------------
Class M                                           (3,086,878)      (3,563,743)
-----------------------------------------------------------------------------
Class R                                               (7,354)            (455)
-----------------------------------------------------------------------------
Class Y                                          (16,948,666)     (21,369,832)
-----------------------------------------------------------------------------
Redemption fees (Note 1)                              18,029            2,271
-----------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (694,050,829)  (1,204,253,202)
-----------------------------------------------------------------------------
Total decrease in net assets                    (228,261,764)    (745,871,332)

-----------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------
Beginning of year                              5,558,714,880    6,304,586,212
-----------------------------------------------------------------------------
End of year (including undistributed net
investment income of $26,861,482 and
$12,056,047, respectively)                    $5,330,453,116   $5,558,714,880

The accompanying notes are an integral part of these financial statements.




Financial highlights (For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
                                                            Year ended
                                  7/31/05       7/31/04       7/31/03      7/31/02       7/31/01
-------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $16.91        $15.72        $15.02       $17.24        $15.77
-------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (a)             .35 (d,e)     .32 (d)       .37          .45           .52
-------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           1.47          1.20           .81        (2.17)         1.49
-------------------------------------------------------------------------------------------------
Total from
investment operations                1.82          1.52          1.18        (1.72)         2.01
-------------------------------------------------------------------------------------------------
Less distributions:
From net investment income           (.33)         (.33)         (.48)        (.48)         (.53)
-------------------------------------------------------------------------------------------------
From net realized gain
on investments                         --            --            --         (.02)         (.01)
-------------------------------------------------------------------------------------------------
Total distributions                  (.33)         (.33)         (.48)        (.50)         (.54)
-------------------------------------------------------------------------------------------------
Redemption fees                        -- (f)        -- (f)        --           --            --
-------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $18.40        $16.91        $15.72       $15.02        $17.24
-------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              10.89          9.77          8.06       (10.20)        12.86

-------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                 $3,458,405    $3,322,532    $3,784,601   $2,990,984    $3,176,287
-------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             .98 (d)      1.00 (d)       .99          .96           .92
-------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            1.97 (d,e)    1.90 (d)      2.50         2.75          3.11
-------------------------------------------------------------------------------------------------
Portfolio turnover (%)             169.29 (g)    165.66        121.38 (h,i) 131.89 (h)    333.46

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2005 and July 31, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of the average net assets of class A shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class A shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(i) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

The accompanying notes are an integral part of these financial statements.




Financial highlights (For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
                                                            Year ended
                                  7/31/05       7/31/04       7/31/03       7/31/02       7/31/01
-------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $16.73        $15.56        $14.87        $17.07        $15.62
-------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (a)             .21 (d,e)     .19 (d)       .26           .33           .39
-------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           1.48          1.19           .80         (2.15)         1.48
-------------------------------------------------------------------------------------------------
Total from
investment operations                1.69          1.38          1.06         (1.82)         1.87
-------------------------------------------------------------------------------------------------
Less distributions:
From net investment income           (.20)         (.21)         (.37)         (.36)         (.41)
-------------------------------------------------------------------------------------------------
From net realized gain
on investments                         --            --            --          (.02)         (.01)
-------------------------------------------------------------------------------------------------
Total distributions                  (.20)         (.21)         (.37)         (.38)         (.42)
-------------------------------------------------------------------------------------------------
Redemption fees                        -- (f)        -- (f)        --            --            --
-------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $18.22        $16.73        $15.56        $14.87        $17.07
-------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              10.17          8.88          7.25        (10.86)        12.02

-------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $917,951    $1,095,665    $1,308,605    $1,068,667    $1,199,676
-------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            1.73 (d)      1.75 (d)      1.74          1.71          1.67
-------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            1.22 (d,e)    1.16 (d)      1.75          2.00          2.36
-------------------------------------------------------------------------------------------------
Portfolio turnover (%)             169.29 (g)    165.66        121.38 (h,i)  131.89 (h)    333.46

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2005 and July 31, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of the average net assets of class B shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class B shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(i) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced
    Retirement Fund.

The accompanying notes are an integral part of these financial statements.




Financial highlights (For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
                                                            Year ended
                                  7/31/05       7/31/04       7/31/03       7/31/02       7/31/01
-------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $16.81        $15.63        $14.94        $17.16        $15.71
-------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (a)             .21 (d,e)     .19 (d)       .26           .33           .39
-------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           1.48          1.20           .80         (2.16)         1.49
-------------------------------------------------------------------------------------------------
Total from
investment operations                1.69          1.39          1.06         (1.83)         1.88
-------------------------------------------------------------------------------------------------
Less distributions:
From net investment income           (.20)         (.21)         (.37)         (.37)         (.42)
-------------------------------------------------------------------------------------------------
From net realized gain
on investments                         --            --            --          (.02)         (.01)
-------------------------------------------------------------------------------------------------
Total distributions                  (.20)         (.21)         (.37)         (.39)         (.43)
Redemption fees                        -- (f)        -- (f)        --            --            --
-------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $18.30        $16.81        $15.63        $14.94        $17.16
-------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              10.14          8.92          7.25        (10.88)        12.02

-------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $77,024       $75,185       $91,282       $53,186       $37,453
-------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            1.73 (d)      1.75 (d)      1.74          1.71          1.67
-------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets (%)                       1.22 (d,e)    1.16 (d)      1.73          1.99          2.32
-------------------------------------------------------------------------------------------------
Portfolio turnover (%)             169.29 (g)    165.66        121.38 (h,i)  131.89 (h)    333.46

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2005 and July 31, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of the average net assets of class C shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class C shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(i) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced
    Retirement Fund.

The accompanying notes are an integral part of these financial statements.




Financial highlights (For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
                                                            Year ended
                                  7/31/05       7/31/04       7/31/03       7/31/02       7/31/01
-------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $16.74        $15.57        $14.87        $17.08        $15.63
-------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (a)            .26 (d,e)     .23 (d)       .30           .37           .43
-------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          1.47          1.19           .80         (2.16)         1.48
-------------------------------------------------------------------------------------------------
Total from
investment operations               1.73          1.42          1.10         (1.79)         1.91
-------------------------------------------------------------------------------------------------
Less distributions:
From net investment income          (.25)         (.25)         (.40)         (.40)         (.45)
-------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --            --            --          (.02)         (.01)
-------------------------------------------------------------------------------------------------
Total distributions                 (.25)         (.25)         (.40)         (.42)         (.46)
-------------------------------------------------------------------------------------------------
Redemption fees                       -- (f)        -- (f)        --            --            --
-------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $18.22        $16.74        $15.57        $14.87        $17.08
-------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             10.39          9.18          7.58        (10.69)        12.31

-------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $215,816      $217,046      $239,662      $222,176      $252,802
-------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)           1.48 (d)      1.50 (d)      1.49          1.46          1.42
-------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           1.47 (d,e)    1.40 (d)      2.02          2.25          2.60
-------------------------------------------------------------------------------------------------
Portfolio turnover (%)            169.29 (g)    165.66        121.38 (h,i)  131.89 (h)    333.46

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2005 and July 31, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of the average net assets of class M shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class M shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(i) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced
    Retirement Fund.

The accompanying notes are an integral part of these financial statements.




Financial highlights (For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
                                    Year ended           Year ended                 Period
                                       7/31/05              7/31/04           1/21/03+-7/31/03
-------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $16.89               $15.70                 $15.05
-------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (a)                  .30 (d,e)            .21 (d)                .17
-------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                       1.48                 1.29                    .65
-------------------------------------------------------------------------------------------------
Total from
investment operations                     1.78                 1.50                    .82
-------------------------------------------------------------------------------------------------
Less distributions:
From net investment income                (.31)                (.31)                  (.17)
-------------------------------------------------------------------------------------------------
Total distributions                       (.31)                (.31)                  (.17)
-------------------------------------------------------------------------------------------------
Redemption fees                             -- (f)               -- (f)                 --
-------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $18.36               $16.89                 $15.70
-------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                   10.63                 9.60                   5.52*

-------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $726                 $127                     $1
-------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 1.23 (d)             1.25 (d)                .65 *
-------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 1.67 (d,e)           1.33 (d)               1.18 *
-------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  169.29 (g)           165.66                 121.38 (h,i)


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2005 and July 31, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of the average net assets of class R shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class R shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(i) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced
    Retirement Fund.

The accompanying notes are an integral part of these financial statements.




Financial highlights (For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
                                                            Year ended
                                      7/31/05    7/31/04      7/31/03       7/31/02       7/31/01
-------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $16.95     $15.76        $15.05       $17.28        $15.80
-------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (a)                 .40 (d,e)  .36 (d)       .41          .49           .56
-------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               1.49       1.21           .82        (2.17)         1.50
-------------------------------------------------------------------------------------------------
Total from
investment operations                    1.89       1.57          1.23        (1.68)         2.06
-------------------------------------------------------------------------------------------------
Less distributions:
From net investment income               (.38)      (.38)         (.52)        (.53)         (.57)
-------------------------------------------------------------------------------------------------
From net realized gain
on investments                             --         --            --         (.02)         (.01)
-------------------------------------------------------------------------------------------------
Total distributions                      (.38)      (.38)         (.52)        (.55)         (.58)
-------------------------------------------------------------------------------------------------
Redemption fees                            -- (f)     -- (f)        --           --            --
-------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $18.46     $16.95        $15.76       $15.05        $17.28
-------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  11.26      10.03          8.38       (10.01)        13.18

-------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $660,532   $848,161      $880,435     $731,900      $768,075
-------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 .73 (d)    .75 (d)       .74          .71           .67
-------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                2.23 (d,e) 2.16 (d)      2.76         3.00          3.35
-------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 169.29 (g) 165.66        121.38 (h,i) 131.89 (h)    333.46

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2005 and July 31, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of the average net assets of class Y shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class Y shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(i) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced
    Retirement Fund.

The accompanying notes are an integral part of these financial statements.




Notes to financial statements 7/31/05

Note 1: Significant accounting policies

The George Putnam Fund of Boston ("the fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment comprised of a well-diversified portfolio of stocks and bonds, which will produce both capital growth and current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class M shares was 3.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized /accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest or swaps, to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

K) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At July 31, 2005, the value of securities loaned amounted to $134,419,014. The fund received cash collateral of $138,499,005 which is pooled with collateral of other Putnam funds into 26 issues of high grade short-term investments.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2005, the fund had a capital loss carryover of $35,701,820 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

----------------------------------------------------------------------
Loss Carryover                                             Expiration
----------------------------------------------------------------------
$29,751,500                                             July 31, 2010
----------------------------------------------------------------------
  5,950,320                                             July 31, 2011
----------------------------------------------------------------------

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, defaulted bond interest, unrealized and realized gains and losses on certain futures contracts, market discount, realized built-in losses and income on swap contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2005, the fund reclassified $10,619,341 to increase undistributed net investment income with an increase to accumulated net realized losses of $10,619,341.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation        $1,219,293,041
Unrealized depreciation          (594,049,772)
                               --------------
Net unrealized appreciation       625,243,269
Undistributed ordinary income      26,967,236
Undistributed long-term gains      23,151,158
Capital loss carryforward         (35,701,820)
Cost for federal income tax
purposes                       $5,110,640,569

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2006 to the extent necessary to ensure that the fund's expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended July 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended July 31, 2005, Putnam Management has assumed
$174,691 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund's asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended July 31, 2005, the fund paid PFTC $12,798,085 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, July 31, 2005, the fund's expenses were reduced by $1,414,860 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,092 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $228,229 and $5,309 from the sale of class A and class M shares, respectively, and received $1,080,096 and $7,340 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2005, Putnam Retail Management, acting as underwriter, received $3,343 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended July 31, 2005, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $8,354,742,454 and $8,877,254,597, respectively. Purchases and sales of U.S. government securities aggregated $26,677,866 and $26,677,866, respectively.

Written option transactions during the year are summarized as follows:

---------------------------------------------------------------------
                                         Contract            Premiums
                                          Amounts            Received
---------------------------------------------------------------------
Written options outstanding
at beginning of year                           --                 $--
---------------------------------------------------------------------
Options opened                        291,712,134          11,323,651
Options expired                           (12,134)            (11,090)
Options closed                       (138,060,000)         (5,370,534)
---------------------------------------------------------------------
Written options outstanding
at end of year                        153,640,000          $5,942,027

Note 4: Capital shares

At July 31, 2005 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

---------------------------------------------------------------------
Class A                                    Shares              Amount
---------------------------------------------------------------------
Year ended 7/31/05:

Shares sold                            32,384,442        $574,245,635
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                           3,333,997          58,742,671
---------------------------------------------------------------------
                                       35,718,439         632,988,306
---------------------------------------------------------------------
Shares repurchased                    (44,333,728)       (784,605,393)
---------------------------------------------------------------------
Net decrease                           (8,615,289)      $(151,617,087)

Year ended 7/31/04:

Shares sold                            38,177,152        $636,173,891
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                           4,010,048          65,565,354
---------------------------------------------------------------------
                                       42,187,200         701,739,245
Shares repurchased                    (86,369,385)     (1,432,155,679)
---------------------------------------------------------------------
Net decrease                          (44,182,185)      $(730,416,434)

---------------------------------------------------------------------
Class B                                    Shares              Amount
---------------------------------------------------------------------
Year ended 7/31/05:

Shares sold                             5,236,764         $91,543,092
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                             630,414          10,998,211
---------------------------------------------------------------------
                                        5,867,178         102,541,303
Shares repurchased                    (20,958,534)       (367,671,388)
---------------------------------------------------------------------
Net decrease                          (15,091,356)      $(265,130,085)

Year ended 7/31/04:

Shares sold                            10,048,720        $165,010,566
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                             894,212          14,468,542
---------------------------------------------------------------------
                                       10,942,932         179,479,108
Shares repurchased                    (29,561,948)       (487,125,663)
---------------------------------------------------------------------
Net decrease                          (18,619,016)      $(307,646,555)

---------------------------------------------------------------------
Class C                                    Shares              Amount
---------------------------------------------------------------------
Year ended 7/31/05:

Shares sold                               800,334         $14,156,023
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                              44,540             781,476
---------------------------------------------------------------------
                                          844,874          14,937,499
Shares repurchased                     (1,108,465)        (19,549,142)
---------------------------------------------------------------------
Net decrease                             (263,591)        $(4,611,643)

Year ended 7/31/04:

Shares sold                             1,298,282         $21,315,780
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                              60,062             973,315
---------------------------------------------------------------------
                                        1,358,344          22,289,095
Shares repurchased                     (2,725,476)        (45,065,348)
---------------------------------------------------------------------
Net decrease                           (1,367,132)       $(22,776,253)

---------------------------------------------------------------------
Class M                                    Shares              Amount
---------------------------------------------------------------------
Year ended 7/31/05:

Shares sold                             2,152,981         $37,764,959
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                             174,045           3,038,978
---------------------------------------------------------------------
                                        2,327,026          40,803,937
Shares repurchased                     (3,448,793)        (60,632,306)
---------------------------------------------------------------------
Net decrease                           (1,121,767)       $(19,828,369)

Year ended 7/31/04:

Shares sold                             1,968,774         $32,462,800
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                             215,887           3,497,386
---------------------------------------------------------------------
                                        2,184,661          35,960,186
Shares repurchased                     (4,611,033)        (76,071,129)
---------------------------------------------------------------------
Net decrease                           (2,426,372)       $(40,110,943)

---------------------------------------------------------------------
Class R                                    Shares              Amount
---------------------------------------------------------------------
Year ended 7/31/05:

Shares sold                                34,944            $617,759
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                 414               7,354
---------------------------------------------------------------------
                                           35,358             625,113
Shares repurchased                         (3,357)            (59,966)
---------------------------------------------------------------------
Net increase                               32,001            $565,147

Year ended 7/31/04:

Shares sold                                 8,000            $136,550
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                  27                 455
---------------------------------------------------------------------
                                            8,027             137,005
Shares repurchased                           (586)             (9,998)
---------------------------------------------------------------------
Net increase                                7,441            $127,007

---------------------------------------------------------------------
Class Y                                    Shares              Amount
---------------------------------------------------------------------
Year ended 7/31/05:

Shares sold                             8,972,215        $159,374,817
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                             961,528          16,948,666
---------------------------------------------------------------------
                                        9,933,743         176,323,483
Shares repurchased                    (24,182,974)       (429,752,275)
---------------------------------------------------------------------
Net decrease                          (14,249,231)      $(253,428,792)

Year ended 7/31/04:

Shares sold                            13,234,706        $218,756,844
---------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                           1,301,572          21,369,832
---------------------------------------------------------------------
                                       14,536,278         240,126,676
Shares repurchased                    (20,348,272)       (343,556,700)
---------------------------------------------------------------------
Net decrease                           (5,811,994)      $(103,430,024)



Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended July 31, 2005, management fees paid were reduced by $585,732 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $8,908,252 for the year ended July 31, 2005. During the year ended July 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $1,902,204,228 and $1,946,213,852, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. Of these amounts, $919,245 has been allocated for distribution to the fund pursuant to a plan approved by the Securities and Exchange Commission and is included in Other income on the Statement of operations. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs' claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management's and Putnam Retail Management's ability to provide services to their clients, including the fund.

Note 7: Other matters

In connection with a review of compliance procedures and controls, Putnam Management discovered that in early January 2001, certain Putnam employees had willfully circumvented controls in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in the fund. Putnam made restitution of approximately $169,000 to the fund on February 27, 2004. Putnam has also made a number of personnel changes, including senior managers, and has implemented changes in procedures. Putnam has informed the SEC, the funds' Trustees and independent auditors. The SEC is investigating this matter.



Federal tax information (Unaudited)

The fund has designated 64.73% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended July 31, 2005, the fund hereby designates 67.74% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $23,774,072 as long term capital gain, for its taxable year ended July 31, 2005.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.



Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's Large-Cap Value group for the year ended July 31, 2005. The other Putnam mutual funds in this group are Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Goldman Sachs, Citigroup Global Markets, Deutsche Bank Securities, Lehman Brothers, and Merrill Lynch. Commissions paid to these firms together represented approximately 50% of the total brokerage commissions paid for the year ended July 31, 2005.

Commissions paid to the next 10 firms together represented approximately 31% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, Investment Technology Group, JP Morgan Clearing, Lazard Freres & Co., Morgan Stanley Dean Witter, RBC Capital Markets, UBS Warburg, and Wachovia Securities.

Commission amounts do not include "mark-ups" paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.



About the Trustees

---------------------------------------------------------------------
Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

---------------------------------------------------------------------
Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

---------------------------------------------------------------------
Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

---------------------------------------------------------------------
John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve
Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam
Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

---------------------------------------------------------------------
Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

---------------------------------------------------------------------
Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

---------------------------------------------------------------------
John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

---------------------------------------------------------------------
Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust
(a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

---------------------------------------------------------------------
W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

---------------------------------------------------------------------
Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

---------------------------------------------------------------------
Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

---------------------------------------------------------------------
George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive
Officer
Since 1989

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP; prior to 2000, Law Clerk, Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2004, General Counsel, State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management. During 2002, Chief Operating Officer, Atalanta/Sosnoff Management Corporation; prior to 2001, President and Chief Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2003, Senior Vice President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (1/4/47)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy T. Florek (6/13/57)
Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President, Staff Counsel and Compliance Liaison

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager

This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.



[blank page]

[LOGO OMITTED]

PUTNAM INVESTMENTS

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

[GRAPHIC OMITTED: SCALE]

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.


Not FDIC Insured | May Lose Value | No Bank Guarantee

AN021 226698     9/05


[PUTNAM INVESTMENTS]
-----------------------------------------------------------------------
The George Putnam Fund of Boston
Supplement to Annual Report dated 7/31/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
-----------------------------------------------------------------------

Total return for periods ended 7/31/05

                                                                  NAV

Life of fund (since class A inception, 11/5/37)
Annual average                                                   9.47%
10 years                                                       132.45
Annual average                                                   8.80
5 years                                                         35.12
Annual average                                                   6.21
1 year                                                          11.26

Share value:                                                     NAV

7/31/04                                                        $16.95
7/31/05                                                        $18.46

-----------------------------------------------------------------------
Distributions:    No.          Income        Capital gains      Total
                  4            $0.378            --            $0.378
-----------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (3/31/94) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

A short-term trading fee of up to 2% may apply.

Please see pages 16-19 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
-----------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 7/31/05

                                                              Class Y

Expenses paid per $1,000*                                     $3.44
Ending value (after expenses)                                 $1,039.90
-----------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 7/31/05

                                                              Class Y

Expenses paid per $1,000*                                     $3.41
Ending value (after expenses)                                 $1,021.42
-----------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio +                        0.68%
Average annualized expense ratio for Lipper peer group ++     1.02%

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in financial highlights.

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
-----------------------------------------------------------------------

Item 2. Code of Ethics:
-----------------------
(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam's Director of Government Relations prior to engaging in lobbying activities.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be "access persons" under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee's account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make "qualified redemptions" of shares from such an account less than 90 days (or one year, as applicable) after purchase. "Qualified redemptions" include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee's personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:


                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
July 31, 2005       $129,981*   $--             $8,471    $3,605
July 31, 2004       $119,248*   $--             $9,028    $1,151

* Includes fees of $ 3,086 and $ 4,953   billed by the fund's independent
auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2005 and July 31, 2004, respectively. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended July 31, 2005 and July 31, 2004, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 207,406 and $143,807 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to an analysis of recordkeeping fees and fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
July 31, 2005       $--             $--   $--         $--
July 31, 2004       $--             $--   $--         $--

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES
---------------------
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: September 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: September 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: September 28, 2005